As filed with the Securities and Exchange Commission on June 26, 1998

Registration No. 2-89548
811-3970

U.S. SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-1A

REGISTRATION STATEMENT UNDER
THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No.

[X] Post-Effective Amendment No.    25

REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940, as amended

Amendment No.     26    [X]

SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.
(Exact name of Registrant as Specified in Charter)

388 Greenwich Street, New York, New York 10013
(Address of principal executive offices) (Zip Code)

(212)816-6474
(Registrant's telephone number, including Area Code)

Christina T. Sydor
Secretary

Smith Barney California Municipals Fund Inc.
388 Greenwich Street
New York, New York 10013, 22nd Floor
(Name and address of agent for service)

(Approximate Date of Proposed Public Offering): Continuous


It is proposed that this filing becomes effective (check appropriate box):


[  ]  Immediately upon filing pursuant to paragraph b
[X]   on June 26, 1998 pursuant to paragraph b
[  ]  60 days after filing pursuant to paragraph (a)(1)
[  ]  on (date) pursuant to paragraph (a)(1)
[  ]  75 days after filing pursuant to paragraph (a)(2)
[  ]  on (date) pursuant to paragraph (a) (2) of Rule 485


If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment

Title of Securities Being Registered: Shares of Common
Stock/Shares of Beneficial Interest


SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

FORM  N-1A

CROSS REFERENCE SHEET

PURSUANT TO RULE 495(a)

Part A

Item No.
Prospectus Caption


1. Cover Page
Cover Page


2. Synopsis
Prospectus Summary


3. Financial Highlights
Financial Highlights


4. General Description of
Registrant
Cover Page; Prospectus Summary;
Investment Objective and
Management Policies; Additional
Information


5. Management of the Fund
Management of the Fund;
Distributor; Additional
Information;


6. Capital Stock and Other
Securities
Investment Objective and
Management Policies; Dividends,
Distributions and Taxes;
Additional Information


7. Purchase of Securities
Being Offered
Purchase of Shares; Valuation of
Shares; Redemption of Shares;
Exchange Privilege; Minimum
Account Size; Distributor;
Additional Information


8. Redemption or Repurchase
Purchase of Shares; Redemption
of Shares; Exchange Privilege


9. Legal Proceedings
Not Applicable

Part B

Item No.
Statement Of Additional
Information Caption


10. Cover Page
Cover Page


11. Table of Contents
Table of Contents


12. General Information
Distributor; Additional
Information


13. Investment Objective and
Policies
Investment Objective and
Management Policies


14. Management of the Fund
Management of the Fund


15. Control Persons and
Principal Holders of
Securities
Management of the Fund


16.  Investment Advisory and
Other Services
Management of the Fund;
Distributor


17. Brokerage Allocation
Investment Objective and
Management Policies; Distributor


18. Capital Stock and Other
Securities
Investment Objective and
Management Policies; Purchase of
Shares; Redemption of Shares;
Taxes


19. Purchase, Redemption and
Pricing of Securities
     Being Offered
Purchase of Shares;  Redemption
of Shares; Distributor;
Valuation of Shares; Exchange
Privilege


20. Tax Status
Taxes


21. Underwriters
Distributor


22. Calculation of Performance
Data
Performance Data


23. Financial Statements
Financial Statements


SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

PART  A



PROSPECTUS

                                                                    SMITH BARNEY
                                                                      California
                                                                      Municipals
                                                                       Fund Inc.


                                                                   JUNE 26, 1998


                                                   Prospectus begins on page one

[LOGO] Smith Barney Mutual Funds
       Investing for your future.
       Every day.

--------------------------------------------------------------------------------
Prospectus                                                         June 26, 1998
--------------------------------------------------------------------------------


      Smith Barney California Municipals Fund Inc.
      388 Greenwich Street
      New York, New York 10013
      1 800-451-2010

      Smith Barney California Municipals Fund Inc. (the "Fund") is a non-diversified municipal fund that seeks to provide California investors with as high a level of dividend income exempt from Federal income tax and California state personal income tax as is consistent with prudent investment management and preservation of capital.

      This Prospectus concisely sets forth certain information about the Fund, including sales charges, distribution and service fees and expenses, that prospective investors will find helpful in making an investment decision. Investors are encouraged to read this Prospectus carefully and retain it for future reference.


      Additional information about the Fund is contained in a Statement of Additional Information (the "SAI") dated June 26, 1998, as amended or supplemented from time to time, that is available upon request and without charge by calling or writing the Fund at the telephone number or address set forth above or by contacting a Smith Barney Financial Consultant. The SAI has been filed with the Securities and Exchange Commission (the "SEC") and is incorporated by reference into this Prospectus in its entirety.


Smith Barney Inc.
Distributor


Mutual Management Corp.

Investment Adviser and Administrator

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------
Table of Contents
--------------------------------------------------------------------------------


Prospectus Summary                                                             3
--------------------------------------------------------------------------------
Financial Highlights                                                          10
--------------------------------------------------------------------------------
Investment Objective and Management Policies                                  14
--------------------------------------------------------------------------------
California Municipal Securities                                               20
--------------------------------------------------------------------------------
Valuation of Shares                                                           21
--------------------------------------------------------------------------------
Dividends, Distributions and Taxes                                            22
--------------------------------------------------------------------------------
Purchase of Shares                                                            24
--------------------------------------------------------------------------------
Exchange Privilege                                                            31
--------------------------------------------------------------------------------
Redemption of Shares                                                          34
--------------------------------------------------------------------------------
Minimum Account Size                                                          36
--------------------------------------------------------------------------------
Performance                                                                   36
--------------------------------------------------------------------------------
Management of the Fund                                                        38
--------------------------------------------------------------------------------
Distributor                                                                   39
--------------------------------------------------------------------------------
Additional Information                                                        40
--------------------------------------------------------------------------------


================================================================================
      No person has been authorized to give any information or to make any representations in connection with this offering other than those contained in this Prospectus and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund or the distributor. This Prospectus does not constitute an offer by the Fund or the distributor to sell or a solicitation of an offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such an offer or solicitation in such jurisdiction.
================================================================================

--------------------------------------------------------------------------------
Prospectus Summary
--------------------------------------------------------------------------------


The following summary is qualified in its entirety by detailed information appearing elsewhere in this Prospectus and in the SAI. Cross references in this summary are to headings in the Prospectus. See "Table of Contents."

INVESTMENT OBJECTIVE The Fund is an open-end, non-diversified, management investment company that seeks to provide California investors with as high a level of current income exempt from Federal income taxes and California state personal income tax as is consistent with prudent investment management and the preservation of capital. Its investments consist primarily of intermediate- and long-term investment-grade municipal securities issued by the State of California, local governments in the State of California and certain other municipal issuers such as the Commonwealth of Puerto Rico ("California Municipal Securities") that pay interest which is excluded from gross income for Federal income tax purposes and exempt from California state personal income taxes. Intermediate- and long-term securities have remaining maturities at the time of purchase of three to in excess of twenty years. See "Investment Objective and Management Policies."

ALTERNATIVE PURCHASE ARRANGEMENTS The Fund offers several classes of shares ("Classes") to investors designed to provide them with the flexibility of selecting an investment best suited to their needs. The general public is offered three Classes of shares: Class A shares, Class B shares and Class L shares, which differ principally in terms of sales charges and rate of expenses to which they are subject. A fourth Class of shares, Class Y shares, is offered only to investors meeting an initial investment of at least $15,000,000. See "Purchase of Shares" and "Redemption of Shares."


      Class A Shares. Class A shares are sold at net asset value plus an initial sales charge of up to 4.00% of the purchase price and are subject to an annual service fee of 0.15% of the average daily net assets of the Class. The initial sales charge may be reduced or waived for certain purchases. Purchases of Class A shares of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a contingent deferred sales charge ("CDSC") of 1.00% on redemptions made within 12 months of purchase. See "Prospectus Summary -- Reduced or No Initial Sales Charge."

      Class B Shares. Class B shares are offered at net asset value subject to a maximum CDSC of 4.50% of redemption proceeds, declining by 0.50% the first year after purchase and by 1.00% each year thereafter to zero. This CDSC may be waived for certain redemptions. Class B shares are subject to an annual service fee of 0.15% and an annual distribution fee of 0.50% of the average daily net assets of the Class. The Class B shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A shares.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

      Class B Shares Conversion Feature. Class B shares will convert automatically to Class A shares, based on relative net asset value, eight years after the date of the original purchase. Upon conversion, these shares will no longer be subject to an annual distribution fee. In addition, a certain portion of Class B shares that have been acquired through the reinvestment of dividends and distributions ("Class B Dividend Shares") will be converted at that time. See "Purchase of Shares -- Deferred Sales Charge Alternatives."


      Class L Shares. Class L shares are sold at net asset value plus an initial sales charge of 1.00% of the purchase price. They are subject to an annual service fee of 0.15% and an annual distribution fee of 0.55% of the average daily net assets of the Class, and investors pay a CDSC of 1.00% if they redeem Class L shares within 12 months of purchase. This CDSC may be waived for certain redemptions. The Class L shares' distribution fee may cause that Class to have higher expenses and pay lower dividends than Class A and Class B shares. Purchases of Fund shares which, when combined with current holdings of Class L shares of the Fund, equal or exceed $500,000 in the aggregate should be made in Class A shares at net asset value with no sales charge, and will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.

      Class Y Shares. Class Y shares are available only to investors meeting an initial investment minimum of $15,000,000. Class Y shares are sold at net asset value with no initial sales charge or CDSC. They are not subject to any service or distribution fees.


      In deciding which Class of Fund shares to purchase, investors should consider the following factors, as well as any other relevant facts and circumstances:


      Intended Holding Period. The decision as to which Class of shares is more beneficial to an investor depends on the amount and intended duration of his or her investment. Shareholders who are planning to establish a program of regular investment may wish to consider Class A shares; as the investment accumulates shareholders may qualify for reduced sales charges and the shares are subject to lower ongoing expenses over the term of the investment. As an alternative, Class B shares are sold without any initial sales charge so the entire purchase price is immediately invested in the Fund. Any investment return on these additional invested amounts may partially or wholly offset the higher annual expenses of this Class. Because the Fund's future return cannot be predicted, however, there can be no assurance that this would be the case. Finally, Class L shares which have a lower upfront sales charge but are subject to higher distribution fees than Class A shares, are suitable for investors who are not investing or intending to invest an amount which would receive a substantive sales charge discount and who have a short-term or undetermined time frame.


      Finally, investors should consider the effect of the CDSC period and any conversion rights of the Classes in the context of their own investment time frame. For

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------


example, while Class L shares have a shorter CDSC period than Class B shares, they do not have a conversion feature, and therefore, are subject to an ongoing distribution fee. Thus, Class B shares may be more attractive than Class L shares to investors with longer term investment outlooks.


      Reduced or No Initial Sales Charge. The initial sales charge on Class A shares may be waived for certain eligible purchasers, and the entire purchase price will be immediately invested in the Fund. In addition, Class A share purchases of $500,000 or more will be made at net asset value with no initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The $500,000 investment may be met by adding the purchase to the net asset value of all Class A shares held in certain other funds sponsored by Smith Barney, Inc. ("Smith Barney") listed under "Exchange Privilege." Class A share purchases may also be eligible for a reduced initial sales charge. See "Purchase of Shares."


      Smith Barney Financial Consultants may receive different compensation for selling different classes of shares. Investors should understand that the purpose of the CDSC on the Class B and Class L shares is the same as that of an initial sales charge.


      See "Purchase of Shares" and "Management of the Fund" for a complete description of the sales charges and service and distribution fees for each Class of shares and "Valuation of Shares," "Dividends, Distributions and Taxes" and "Exchange Privilege" for other differences between the Classes of shares.


PURCHASE OF SHARES Shares may be purchased through the Fund's distributor, Smith Barney, a broker that clears securities transactions through Smith Barney on a fully disclosed basis (an "Introducing Broker") or an investment dealer in the selling group. See "Purchase of Shares."

INVESTMENT MINIMUMS Investors in Class A, Class B and Class L shares may open an account by making an initial investment of at least $1,000. Investors in Class Y shares may open an account for an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. The minimum investment requirement for purchases of portfolio shares through the Systematic Investment Plan are described below. See "Purchase of Shares."

SYSTEMATIC INVESTMENT PLAN The Fund offers shareholders a Systematic Investment Plan under which they may authorize the automatic placement of a purchase order each month or quarter for Fund shares. The minimum initial requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes for shareholders purchasing shares through the Systematic Investment Plan on a monthly basis is $25 and on a quarterly basis is $50. See "Purchase of Shares."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

REDEMPTION OF SHARES Shares may be redeemed on each day the New York Stock Exchange, Inc. ("NYSE") is open for business. See "Purchase of Shares" and "Redemption of Shares."


MANAGEMENT OF THE FUND Mutual Management Corp. ("MMC" or the "Adviser") (formerly known as Smith Barney Mutual Funds Management Inc.) serves as the Fund's investment adviser and administrator. The Adviser provides investment advisory and management services to investment companies affiliated with Smith Barney. The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc, ("Holdings"). Holdings is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"), a diversified financial services holding company engaged through its subsidiaries principally in four business segments:
Investment Services including Asset Management, Consumer Finance Services, Life Insurance Services and Property & Casualty Insurance Services. See "Management of the Fund."


EXCHANGE PRIVILEGE Shares of a Class may be exchanged for shares of the same Class of certain other Smith Barney Mutual Funds at the respective net asset values next determined. See "Exchange Privilege."


VALUATION OF SHARES Net asset value of the Fund for the prior day generally is quoted daily in the financial section of most newspapers and is also available from a Smith Barney Financial Consultant. See "Valuation of Shares."

DIVIDENDS AND DISTRIBUTIONS Dividends from net investment income are paid monthly. Distributions of net realized capital gains, if any, are paid annually. See "Dividends, Distributions and Taxes."


REINVESTMENT OF DIVIDENDS Dividends and distributions paid on shares of any Class will be reinvested automatically in additional shares of the same Class at current net asset value unless otherwise specified by an investor. Shares acquired by dividend and distribution reinvestments will not be subject to any sales charge or CDSC. Class B shares acquired through dividend and distribution reinvestments will become eligible for conversion to Class A shares on a pro rata basis. See "Dividends, Distributions and Taxes."

RISK FACTORS AND SPECIAL CONSIDERATIONS There can be no assurance that the Fund will achieve its investment objective. Assets of the Fund may be invested in the municipal securities of non-California municipal issuers. Dividends paid by the Fund which are derived from interest attributable to California Municipal Securities will be excluded from gross income for Federal income tax purposes and exempt from California state personal income taxes (but not from California state franchise tax or California state corporate income tax). Dividends derived from interest on obligations of non-California municipal issuers will be exempt from Federal income taxes, but may be subject to California state personal income

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

taxes. Dividends derived from certain municipal securities (including California Municipal Securities), however, may be a specific tax item for Federal alternative minimum tax purposes. The Fund may invest without limit in securities subject to the Federal alternative minimum tax. See "Investment Objective and Management Policies" and "Dividends, Distributions and Taxes."


      The Fund is more susceptible to factors adversely affecting issuers of California municipal securities than is a municipal bond fund that does not emphasize these issuers. See "California Municipal Securities" in the Prospectus and "Special Considerations Relating to California Municipal Securities" in the SAI for further details about the risks of investing in California obligations.


      The Fund is classified as a non-diversified investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers. See "Investment Objective and Management Policies."


      The Fund generally will invest at least 80% of its assets in securities rated investment grade, and may invest the remainder of its assets in securities rated as low as C by Moody's Investors Service, Inc. ("Moody's") or D by Standard & Poor's Rating Group ("S&P"), or have an equivalent rating by any nationally recognized statistical rating organization ("NRSRO"), or in unrated obligations deemed by the Adviser to be of comparable quality. Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments.

      There are several risks in connection with the use of certain portfolio strategies by the Fund, such as the use of when-issued securities, municipal bond index futures contracts and put and call options on interest rate futures as hedging devices, municipal leases and securities lending. See "Investment Objective and Management Policies -- Certain Portfolio Strategies."

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

THE FUND'S EXPENSES The following expense table lists the costs and expenses an investor will incur either directly or indirectly as a shareholder of the Fund, based on the maximum sales charge or maximum CDSC that may be incurred at the time of purchase or redemption and the Fund's operating expenses for its most recent fiscal year:

Smith Barney California Municipals Fund Inc.

                                       Class A    Class B   Class L   Class Y
==============================================================================================
Shareholder Transaction Expenses
   Maximum sales charge imposed on purchases
     (as a percentage of offering price)                4.00%     None      1.00%     None
   Maximum CDSC (as a percentage of original
     cost or redemption proceeds, whichever is lower)   None*     4.50%     1.00%     None
==============================================================================================
Annual Fund Operating Expenses
   (as a percentage of average net assets)
   Management fees                        0.49%     0.49%     0.49%     0.49%
   12b-1 fees**                           0.15      0.65      0.70        --
   Other expenses***                      0.06      0.07      0.07      0.06
==============================================================================================
TOTAL FUND OPERATING EXPENSES             0.70%     1.21%     1.26%     0.55%
==============================================================================================


* Purchases of Class A shares of $500,000 or more will be made at net asset value with no sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase.


** Upon conversion of Class B shares to Class A shares, such shares will no longer be subject to a distribution fee. Class L shares do not have a conversion feature and, therefore, are subject to an ongoing distribution fee. As a result, long-term shareholders of Class L shares may pay more than the economic equivalent of the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc.
*** For Class Y shares, "Other expenses" have been estimated based on expenses incurred by Class A shares because no Class Y shares were outstanding as of February 28, 1998.


      Class A shares of the Portfolio purchased through the Smith Barney AssetOne Program will be subject to an annual asset-based fee, payable quarterly, in lieu of the initial sales charge. The fee will vary to a maximum of 1.50%, depending on the amount of assets held through the Program. For more information, please call your Smith Barney Financial Consultant.


      The sales charge and CDSC set forth in the above table are the maximum charges imposed on purchases or redemptions of Fund shares and investors may actually pay lower or no charges depending on the amount purchased and, in the case of Class B, Class L and certain Class A shares, the length of time the shares are held. See "Purchase of Shares" and "Redemption of Shares." Smith Barney receives an annual 12b-1 fee of 0.15% of the value of average daily net assets of Class A shares. Smith Barney also receives, with respect to Class B shares, an annual 12b-1 fee of 0.65% of the value of average daily net assets of that Class, consisting of a 0.50% distribution fee and a 0.15% service fee. For Class L shares, Smith Barney receives an annual 12b-1 fee of 0.70% of the value of average daily net assets of the Class, consisting of a 0.55% distribution fee and a 0.15% service fee. "Other expenses" in the above table include fees for shareholder services, custodial fees, legal and accounting fees, printing costs and registration fees.

--------------------------------------------------------------------------------
Prospectus Summary (continued)
--------------------------------------------------------------------------------

EXAMPLE The following example is intended to assist an investor in understanding the various costs that an investor in the Fund will bear directly or indirectly. The example assumes payment by the Fund of operating expenses at the levels set forth in the table above. See "Purchase of Shares," "Redemption of Shares" and "Management of the Fund."

Smith Barney California Municipals Fund Inc.

                                       1 Year    3 Years    5 Years    10 Years*
================================================================================
An investor would pay the following
expenses on a $1,000 investment,
assuming (1) 5.00% annual return
and (2) redemption at the end of
each time period:
   Class A                               $47        $61        $77        $124
   Class B                                57         68         76         132
   Class L                                33         40         69         152
   Class Y                                 6         18         31          69

An investor would pay the following
expenses on the same investment,
assuming the same annual return and
no redemption:
   Class A                                47        $61         77         124
   Class B                                12         38         66         132
   Class L                                23         40         69         152
   Class Y                                 6         18         31          69
================================================================================


* Ten-year figures assume conversion of Class B shares to Class A shares at the end of the eighth year following the date of purchase.

      The example also provides a means for the investor to compare expense levels of funds with different fee structures over varying investment periods. To facilitate such comparison, all funds are required to utilize a 5.00% annual return assumption. However, the Fund's actual return will vary and may be greater or less than 5.00%. This example should not be considered a representation of past or future expenses and actual expenses may be greater or less than those shown.

--------------------------------------------------------------------------------
Financial Highlights
--------------------------------------------------------------------------------


The following information for each of the years in the three-year period ended February 28, 1998 has been audited by KPMG Peat Marwick LLP, independent auditors, whose report thereon appears in the Fund's Annual Report dated February 28, 1998. The information for the fiscal years ended February 28, 1989 through February 28, 1995 has been audited by other auditors. The information set out below should be read in conjunction with the financial statements and related notes that also appear in the Fund's Annual Report, which is incorporated by reference into the SAI. As of February 28, 1998, no Class Y shares were outstanding and, accordingly, no comparable information is available at this time for that class.


For a share of each class of capital stock outstanding throughout each year:

Smith Barney California Municipals Fund Inc.


Class A Shares                                     1998            1997          1996(1)           1995
====================================================================================================================
Net Asset Value, Beginning of Year               $16.26          $16.31          $15.40            $16.15
--------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                            0.82            0.85          0.85              0.89
  Net realized and unrealized gain (loss)          0.98            0.15          0.93             (0.56)
--------------------------------------------------------------------------------------------------------------------
Total Income From Operations                       1.80            1.00          1.78              0.33
--------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                           (0.84)          (0.85)          (0.84)            (0.89)
  Net realized gains                              (0.23)          (0.20)          (0.03)            (0.19)
  Capital                                            --              --           --                --
--------------------------------------------------------------------------------------------------------------------
Total Distributions                               (1.07)          (1.05)          (0.87)            (1.08)
--------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                     $16.99          $16.26        $16.31            $15.40
--------------------------------------------------------------------------------------------------------------------
Total Return                                      11.44%           6.37%       11.93%             2.46%
--------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)                 $664,471        $578,687       $582,324          $401,743
--------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                         0.70%           0.71%       0.76%             0.80%
  Net investment income                            4.97            5.29        5.26              5.76
--------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                              43%             60%       44%               59%
====================================================================================================================


Smith Barney California Municipals Fund Inc.

Class A Shares (continued)                     1994(1)        1993            1992            1991            1990            1989
==================================================================================================================================
Net Asset Value, Beginning of Year           $16.70         $15.78          $15.66          $15.61          $15.33          $15.49
----------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                        0.86           0.97            1.04            1.07            1.09            1.12
  Net realized and unrealized gain (loss)      0.08           1.25            0.40            0.17            0.26           (0.13)
----------------------------------------------------------------------------------------------------------------------------------
Total Income From Operations                   0.94           2.22            1.44            1.24            1.35            0.99
----------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                       (0.84)         (0.97)          (1.05)          (1.07)          (1.07)          (1.12)
  Net realized gains                          (0.65)         (0.29)          (0.27)          (0.12)             --           (0.03)
  Capital                                        --          (0.04)             --              --              --              --
----------------------------------------------------------------------------------------------------------------------------------
Total Distributions                           (1.49)         (1.30)          (1.32)          (1.19)          (1.07)          (1.15)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Year                 $16.15         $16.70          $15.78          $15.66          $15.61          $15.33
----------------------------------------------------------------------------------------------------------------------------------
Total Return                                   5.92%         14.76%           9.50%           8.29%           9.02%           6.67%
----------------------------------------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)             $425,181       $423,504        $364,809        $334,599        $328,938        $313,059
----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                                     0.80%          0.70%           0.65%           0.65%           0.72%           0.67%
  Net investment income                        5.20           6.04            6.54            6.85            6.95            7.19
----------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                          76%            72%             86%             53%             35%             27%
==================================================================================================================================

(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects per share data for the period.



                                    10 & 11

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Smith Barney California Municipals Fund Inc.


Class B Shares 1998               1997            1996(1)           1995            1994(1)           1993(2)
================================================================================================================================
Net Asset Value,
  Beginning of Year              $16.25          $16.32            $15.40          $16.15            $16.70            $15.84
--------------------------------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income            0.74            0.76              0.75            0.81              0.77              0.29
  Net realized and
     unrealized gain (loss)        0.98            0.14              0.96           (0.57)             0.09              1.15
--------------------------------------------------------------------------------------------------------------------------------
Total Income From
  Operations                       1.72            0.90              1.71            0.24              0.86              1.44
--------------------------------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income           (0.76)          (0.77)            (0.76)          (0.80)            (0.76)            (0.28)
  Net realized gains              (0.23)          (0.20)            (0.03)          (0.19)            (0.65)            (0.29)
  Capital                            --              --                --            --                --             (0.01)
--------------------------------------------------------------------------------------------------------------------------------
Total Distributions               (0.99)          (0.97)            (0.79)          (0.99)            (1.41)            (0.58)
--------------------------------------------------------------------------------------------------------------------------------
Net Asset Value,
  End of Year                    $16.98          $16.25            $16.32          $15.40            $16.15            $16.70
--------------------------------------------------------------------------------------------------------------------------------
Total Return                      10.88%           5.73%            11.39%           1.89%             5.40%             9.27%++
--------------------------------------------------------------------------------------------------------------------------------
Net Assets,
  End of Year (000s)           $216,234        $173,347          $153,044        $127,888          $107,740           $37,924
--------------------------------------------------------------------------------------------------------------------------------
Ratios to Average
  Net Assets:
    Expenses                       1.21%           1.23%             1.29%           1.32%             1.33%             1.30%+
    Net investment income          4.45            4.75              4.71            5.25              4.67              5.44+
--------------------------------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate              43%             60%               44%          59%               76%               72%
================================================================================================================================


(1) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(2)   For the period from November 6, 1992 (inception date) to February 28,
      1993.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Financial Highlights (continued)
--------------------------------------------------------------------------------

For a share of each class of capital stock outstanding throughout each year:

Smith Barney California Municipals Fund Inc.


Class L Shares(1)                    1998           1997           1996(2)          1995(3)
=================================================================================================
Net Asset Value, Beginning of Year       $16.24         $16.31         $15.40       $14.19
-------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                  0.73         0.75         0.78             0.24
  Net realized and unrealized gain       0.98         0.15         0.92             1.39*
-------------------------------------------------------------------------------------------------
Total Income From Operations             1.71         0.90         1.70             1.63
-------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                (0.75)         (0.77)         (0.76)           (0.23)
  Net realized gains                   (0.23)         (0.20)         (0.03)           (0.19)
-------------------------------------------------------------------------------------------------
Total Distributions                    (0.98)         (0.97)         (0.79)           (0.42)
-------------------------------------------------------------------------------------------------
Net Asset Value, End of Year           $16.97         $16.24         $16.31           $15.40
-------------------------------------------------------------------------------------------------
Total Return                            10.83%          5.68%         11.30%          11.72%++
-------------------------------------------------------------------------------------------------
Net Assets, End of Year (000s)        $32,047        $16,678        $10,809           $762
-------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                            1.26%          1.29%          1.39%            1.37%+
  Net investment income                4.39           4.69           4.44             5.19+
-------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                43%            60%            44%              59%
=================================================================================================

(1)   Effective June 12,1998 the former Class C Shares were renamed Class L
      Shares.
(2) Per share amounts have been calculated using the monthly average shares method, rather than the undistributed net investment income method, because it more accurately reflects the per share data for the period.
(3)   For the period from November 14, 1994 (inception date) to February 28,
      1995.
* The amount shown may not agree with the change in aggregate gains and losses of portfolio securities due to the timing of sales and the redemptions of Fund shares.


++ Total return is not annualized, as it may not be representative of the total return for the year.
+     Annualized.

--------------------------------------------------------------------------------
Investment Objective and Management Policies
--------------------------------------------------------------------------------

      The investment objective of the Fund is to provide California investors with as high a level of dividend income exempt from Federal income taxes and California state personal income tax as is consistent with prudent investment management and the preservation of capital. This investment objective may not be changed without the approval of the holders of a majority of the Fund's outstanding shares. There can be no assurance that the Fund's investment objective will be achieved.


      The Fund will operate subject to an investment policy providing that, under normal market conditions, the Fund will invest at least 80% of its net assets in California Municipal Securities, which pay interest which is excluded from gross income for Federal income tax purposes and which is exempt from California state personal income tax. The Fund may invest up to 20% of its net assets in municipal securities of non-California municipal issuers, the interest on which is excluded from gross income for Federal income tax purposes (not including the possible applicability of a Federal alternative minimum tax), but which is subject to California state personal income tax. When the Adviser believes that market conditions warrant adoption of a temporary defensive investment posture, the Fund may invest without limit in non-California municipal issuers and in "Temporary Investments" as described below.

      The Fund generally will invest at least 80% of its total assets in investment grade debt obligations rated no lower than Baa, MIG 3 or Prime-1 by Moody's or BBB, SP-2 or A-1 by S&P, or have the equivalent rating by any NRSRO or in unrated obligations of comparable quality. Unrated obligations will be considered to be of investment grade if deemed by the Adviser to be comparable in quality to instruments so rated, or if other outstanding obligations of the issuers thereof are rated Baa or better by Moody's or BBB or better by S&P. The balance of the Fund's assets may be invested in securities rated as low as C by Moody's or D by S&P or have the equivalent rating by any NRSRO, or deemed by the Adviser to be comparable unrated securities, which are sometimes referred to as "junk bonds." Securities in the fourth highest rating category, though considered to be investment grade, have speculative characteristics. Securities rated as low as D are extremely speculative and are in actual default of interest and/or principal payments. A description of the rating systems of Moody's and S&P is contained in the SAI.

      The Fund's average weighted maturity will vary from time to time based on the judgment of the Adviser. The Fund intends to focus on intermediate- and long-term obligations, that is, obligations with remaining maturities at the time of purchase of three to in excess of twenty years.


      The value of debt securities varies inversely to changes in the direction of interest rates. When interest rates rise, the value of debt securities generally falls, and when interest rates fall, the value of debt securities generally rises.

      Low and Comparable Unrated Securities. While the market values of low-rated and comparable unrated securities tend to react less to fluctuations in interest

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

rate levels than the market values of higher-rated securities, the market values of certain low-rated and comparable unrated municipal securities also tend to be more sensitive than higher-rated securities to short-term corporate and industry developments and changes in economic conditions (including recession) in specific regions or localities or among specific types of issuers. In addition, low-rated securities and comparable unrated securities generally present a higher degree of credit risk. During an economic downturn or a prolonged period of rising interest rates, the ability of issuers of low-rated and comparable unrated securities to service their payment obligations, meet projected goals or obtain additional financing may be impaired. The risk of loss due to default by such issuers is significantly greater because low-rated and comparable unrated securities generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. The Fund may incur additional expenses to the extent it is required to seek recovery upon a default in payment of principal or interest on its portfolio holdings.

      While the market for municipal securities is considered to be generally adequate, the existence of limited markets for particular low-rated and comparable unrated securities may diminish the Fund's ability to (a) obtain accurate market quotations for purposes of valuing such securities and calculating its net asset value and (b) sell the securities at fair value either to meet redemption requests or to respond to changes in the economy or in the financial markets. The market for certain low-rated and comparable unrated securities has not fully weathered a major economic recession. Any such recession, however, would likely disrupt severely the market for such securities and adversely affect the value of the securities and the ability of the issuers of such securities to repay principal and pay interest thereon.

      Fixed-income securities, including low-rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return to the Fund.

      The Fund may invest without limit in "municipal leases," which generally are participations in intermediate- and short-term debt obligations issued by municipalities consisting of leases or installment purchase contracts for property or equipment. Although lease obligations do not constitute general obligations of the municipality for which the municipality's taxing power is pledged, a lease obligation is ordinarily backed by the municipality's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "non-appropriation" clauses which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds. Although "non-appropriation" lease obligations are often secured by the underlying property, disposition of the property in the event of foreclosure might prove difficult. There is no limitation on the percentage of the Fund's assets that may be invested in municipal lease obligations. In evaluating municipal lease obligations, the Adviser will consider such factors as it deems appropriate, which may include: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services rather than those covered by the lease obligation.


      The Fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a Federal alternative minimum tax to the extent that the Fund's dividends are derived from interest on those bonds. Dividends derived from interest income on California Municipal Securities are a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax.

      The Fund is classified as a non-diversified investment company under the 1940 Act, which means that the Fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. The Fund intends to conduct its operations, however, so as to qualify as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for Federal income tax and California state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, the Fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the Fund's total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's assumption of large positions in the obligations of a small number of issuers may cause the Fund's share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      The Fund may invest without limit in debt obligations which are repayable out of revenue streams generated from economically-related projects or facilities or debt obligations whose issuers are located in the same state. Sizeable investments in such obligations could involve an increased risk to the Fund should any of the related projects or facilities experience financial difficulties. In addition, the Fund also may invest up to an aggregate of 15% of its total assets in securities with contractual or other restrictions on resale and other instruments which are not readily marketable. The Fund also is authorized to borrow an amount of up to 10% of its total assets (including the amount borrowed) valued at market less liabilities (not including the amount borrowed) in order to meet anticipated redemptions and to pledge its assets to the same extent in connection with the borrowings.


      Further information about the Fund's investment policies, including a list of those restrictions on the Fund's investment activities that cannot be changed without shareholder approval, appears in the SAI.


      CERTAIN PORTFOLIO STRATEGIES

      In attempting to achieve its investment objective, the Fund may employ, among others, the following portfolio strategies.


      When-Issued Securities. New issues of California Municipal Securities (and other tax-exempt obligations) frequently are offered on a when-issued basis, which means that delivery and payment for such securities normally take place within 45 days after the date of the commitment to purchase. The payment obligation and the interest rate that will be received on when-issued securities are fixed at the time the buyer enters into the commitment. California Municipal Securities, like other investments made by the Fund, may decline or appreciate in value before their actual delivery to the Fund. Due to fluctuations in the value of securities purchased and sold on a when-issued basis, the yields obtained on these securities may be higher or lower than the yields available in the market on the date when the investments actually are delivered to the buyers. The Fund will not accrue income with respect to a when-issued security prior to its stated delivery date. The Fund will establish a segregated account with the Fund's custodian consisting of cash, debt securities of any grade or equity securities, having a value equal to or greater than the Portfolio's purchase commitments, provided such securities have been determined by the Adviser to be liquid and unencumbered, and are marked to market daily, pursuant to guidelines established by the Directors. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. The Fund generally will make commitments to purchase California Municipal Securities (and other tax-exempt obligations) on a when-issued basis only with the intention of actually acquiring the securities, but the Fund may sell such securities before the delivery date if it is deemed advisable.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Temporary Investments. Under normal market conditions, the Fund may hold up to 20% of its total assets in cash or money market instruments, including taxable money market instruments ("Temporary Investments"). In addition, when the Adviser believes that market conditions warrant, including when acceptable California Municipal Securities are unavailable, the Fund may take a temporary defensive posture and invest without limitation in Temporary Investments. Securities eligible for short-term investment by the Fund are tax-exempt notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's or S&P or have the equivalent rating by any NRSRO or, if not rated, having an issue of outstanding debt securities rated within the three highest grades of Moody's or S&P or have the equivalent rating by any NRSRO, and certain taxable short-term instruments having quality characteristics comparable to those for tax-exempt investments. To the extent the Fund holds Temporary Investments, it may not achieve its investment objective. Since the commencement of its operations, the Fund has not found it necessary to invest in taxable Temporary Investments and it is not expected that such action will be necessary.

      Financial Futures and Options Transactions. The Fund may enter into financial futures contracts and invest in options on financial futures contracts that are traded on a domestic exchange or board of trade. Such investments, if any, by the Fund will be made solely for the purpose of hedging against the changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions and where the transactions are economically appropriate to the reduction of risks inherent in the management of the Fund. The futures contracts or options on futures contracts that may be entered into by the Fund will be restricted to those that are either based on a municipal bond index or related to debt securities, the prices of which are anticipated by the Adviser to correlate with the prices of the California Municipal Securities owned or to be purchased by the Fund.


      In entering into a financial futures contract, the Fund will be required to deposit with the broker through which it undertakes the transaction an amount of cash or cash equivalents equal to approximately 5% of the contract amount. This amount, which is known as "initial margin," is subject to change by the exchange or board of trade on which the contract is traded, and members of the exchange or board of trade may charge a higher amount. Initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. In accordance with a process known as "marking-to-market," subsequent payments, known as "variation margin," to and from the broker will be made daily as the price of the index or securities underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable. At any time prior to the expiration of a futures contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the contract.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------

      A financial futures contract provides for the future sale by one party and the purchase by the other party of a certain amount of a specified property at a specified price, date, time and place. Unlike the direct investment in a futures contract, an option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in the financial futures contract at a specified exercise price at any time prior to the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on financial futures contracts is limited to the premium paid for the option (plus transaction costs). The value of the option may change daily and that change would be reflected in the net asset value of the Fund.


      Regulations of the Commodity Futures Trading Commission applicable to the Fund require that its transactions in financial futures contracts and options on financial futures contracts be engaged in for bona fide hedging purposes, or if the Fund enters into futures contracts for speculative purposes, that the aggregate initial margin deposits and premiums paid by the Fund will not exceed 5% of the market value of its assets. In addition, the Fund will, with respect to its purchases of financial futures contracts, establish a segregated account consisting of cash or cash equivalents in an amount equal to the total market value of the futures contracts, less the amount of initial margin on deposit for the contracts.

      Lending of Portfolio Securities. Consistent with applicable regulatory requirements, the Fund may lend its portfolio securities to brokers, dealers and other financial organizations. Loans of portfolio securities by the Fund will be collateralized by cash, letters of credit or obligations of the United States government or its agencies and instrumentalities ("U.S. government securities") which are maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. By lending its portfolio securities, the Fund will seek to generate income by continuing to receive interest on the loaned securities, by investing the cash collateral in short-term instruments or by obtaining yield in the form of interest paid by the borrower when U.S. government securities are used as collateral. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will be made to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk.

--------------------------------------------------------------------------------
Investment Objective and Management Policies (continued)
--------------------------------------------------------------------------------


      Zero Coupon Securities. The Fund may also invest in zero coupon bonds. Such bonds carry an additional risk that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such bonds is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

      Year 2000. The investment management services provided to the Fund by the Adviser and the services provided to shareholders by Smith Barney depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the Fund's operations, including the handling of securities trades, pricing and account services. The Adviser and Smith Barney have advised the Fund that they have been reviewing all of their computer systems and actively working on necessary changes to their systems to prepare for the year 2000 and expect that their systems will be compliant before that date. In addition, the Adviser has been advised by the Fund's custodian, transfer agent and accounting service agent that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that the Adviser, Smith Barney or any other service provider will be successful, or that interaction with other non-complying computer systems will not impair Fund services at that time.


--------------------------------------------------------------------------------
California Municipal Securities
--------------------------------------------------------------------------------

      The interest on California Municipal Securities is, in the opinion of bond counsel to the issuers, excluded from gross income for Federal income tax purposes and exempt from California state personal income tax, and for that reason generally is fixed at a lower rate than it would be if it were subject to such taxes. Interest income on certain municipal securities (including California Municipal Securities) is a specific tax preference item for purposes of the Federal individual and corporate alternative minimum taxes.

      CLASSIFICATIONS

      The two principal classifications of California Municipal Securities are "general obligation bonds" and "revenue bonds." General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source, but not from the general taxing power. Sizeable investments in such obligations could involve an increased risk to the Fund should any of such related facilities experience financial difficulties. In addition, certain types of private activity bonds issued by or on

--------------------------------------------------------------------------------
California Municipal Securities (continued)
--------------------------------------------------------------------------------

behalf of public authorities to obtain funds for privately operated facilities are included in the term California Municipal Securities, provided the interest paid thereon qualifies as excluded from gross income for Federal income tax purposes and as exempt from California state personal income tax. Private activity bonds are in most cases revenue bonds and generally do not carry the pledge of the credit of the issuing municipality.

      SPECIAL CONSIDERATIONS


Investors should be aware that certain California constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could result in certain adverse consequences affecting California Municipal Securities. For instance, certain provisions of the California Constitution and statutes that limit the taxing and spending authority of California governmental entities may impair the ability of the issuers of some California Municipal Securities to maintain debt service on their obligations. Other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Some of the significant financial considerations relating to the Fund's investments in California Municipal Securities are summarized in the SAI.


--------------------------------------------------------------------------------
Valuation of Shares
--------------------------------------------------------------------------------

      The Fund's net asset value per share is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open, by dividing the value of the Fund's net assets attributable to each Class by the total number of shares of that Class outstanding.


      When, in the judgment of the pricing service, quoted bid prices for investments are readily available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the pricing service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value of securities of similar type, yield and maturity. Pricing services generally determine value by reference to transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments that mature in 60 days or less are valued at amortized cost whenever the Directors determine that amortized cost is fair value. Amortized cost valuation involves valuing an instrument at its cost initially and, thereafter, assuming a

--------------------------------------------------------------------------------
Valuation of Shares (continued)
--------------------------------------------------------------------------------


constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. Securities and other assets that are not priced by a pricing service and for which market quotations are not available will be valued in good faith at fair value by or under direction of the Fund's Board of Directors. Further information regarding the Fund's valuation policies is contained in the SAI.


--------------------------------------------------------------------------------
Dividends, Distributions and Taxes
--------------------------------------------------------------------------------

      DIVIDENDS AND DISTRIBUTIONS


      The Fund's policy is to declare and pay exempt-interest dividends monthly. Dividends from net realized capital gains, if any, will be distributed annually. The Fund may also pay additional dividends shortly before December 31 from certain amounts of undistributed ordinary income and capital gains, in order to avoid a Federal excise tax liability. If a shareholder does not otherwise instruct, exempt-interest dividends and capital gain distributions will be reinvested automatically in additional shares of the same Class at net asset value, with no additional sales charge or CDSC.

      The per share amounts of the exempt-interest dividends on Class B and Class L shares may be lower than on Class A and Class Y shares, mainly as a result of the distribution fees applicable to Class B and Class L shares. Similarly, the per share amounts of exempt-interest dividends on Class A shares may be lower than on Class Y shares, as a result of the service fee attributable to Class A shares. Capital gain distributions, if any, will be the same across all Classes of Fund shares (A, B, L and Y).


      TAXES


      The following is a summary of the material federal tax considerations affecting the Fund and Fund shareholders. Please refer to the SAI for further discussion. In addition to the considerations described below and in the SAI, there may be other federal, state, local, or foreign tax applications to consider. Because taxes are a complex matter, prospective shareholders are urged to consult their tax advisors for more detailed information with respect to the tax consequences of any investment.

      The Fund intends to qualify, as it has in prior years, under Subchapter M of the Internal Revenue Code (the "Code") for tax treatment as a regulated investment company. In each taxable year that the Fund qualifies, so long as such qualification is in the best interests of its shareholders, the Fund will pay no federal income tax on its net investment income and long-term capital gain that is distributed to shareholders. The Fund also intends to satisfy conditions that will

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


enable it to pay "exempt-interest dividends" to shareholders. Exempt-interest dividends are generally not subject to regular federal income taxes, although they may be considered taxable for certain state and local income (or intangible) tax purposes. Exempt-interest dividends derived from interest on California obligations will be exempt from California state personal income taxes.

      Exempt-interest dividends attributable to interest received by the Fund on certain "private-activity" bonds will be treated as a specific tax preference item to be included in a shareholder's alternative minimum tax computation. All exempt-interest dividends will be a component of the "current earnings" adjustment item for purposes of the Federal corporate alternative minimum tax. Exempt-interest dividends derived from the interest earned on private activity bonds will not be exempt from federal income tax for those shareholders who are "substantial users" (or persons related to "substantial users") of the facilities financed by these bonds.

      Shareholders who receive social security or equivalent railroad retirement benefits should note that exempt-interest dividends are one of the items taken into consideration in determining the amount of these benefits that may be subject to federal income tax.

      The interest expense incurred by a shareholder on borrowing made to purchase, or carry Fund shares, are not deductible for federal income tax purposes to the extent related to the exempt-interest dividends received on such shares.

      Dividends paid by the Fund from interest income on taxable investments, net realized short-term securities gains, and, all, or a portion of, any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term securities gains, derived from the sale of bonds held by the Fund for more than one year, are taxable as long-term capital gains, regardless of the length of time a shareholder has owned Fund shares.

    Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional Fund shares. None of the dividends paid by the Fund will qualify for the corporate dividends received deduction. The Fund will inform shareholders of the source and tax status of all distributions promptly after the close of each calendar year.

    A shareholder's gain or loss on the disposition of Fund shares (whether by redemption, sale or exchange), generally will be a long-term or short-term gain or loss depending on the length of time the shares had been owned at disposition. Losses realized by a shareholder on the disposition of Fund shares owned for six months or less will be treated as a long-term capital loss to the extent a capital gain dividend had been distributed on such shares.

    The Fund is required to withhold ("backup withholding") 31% of all taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, for shareholders who do

--------------------------------------------------------------------------------
Dividends, Distributions and Taxes (continued)
--------------------------------------------------------------------------------


not provide the Fund with a correct taxpayer identification number (social security or employer identification number). Withholding from taxable dividends and capital gain distributions also is required for shareholders who otherwise are subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders' federal income tax return.


--------------------------------------------------------------------------------
Purchase of Shares
--------------------------------------------------------------------------------

      GENERAL


      The Fund offers four classes of shares. Class A shares are sold to investors with an initial sales charge. Class B shares are sold without an initial sales charge but are subject to a CDSC payable upon certain redemptions. Class L shares are sold to investors with an initial sales charge and are subject to a CDSC payable upon certain redemptions. Class Y shares are sold without an initial sales charge or CDSC and are available only to investors investing a minimum of $15,000,000 (except for purchases of Class Y shares by Smith Barney Concert Allocation Series Inc., for which there is no minimum purchase amount). Until June 25, 1999 purchases of Class L shares by investors who were holders of Class C shares of the Fund on June 12, 1998 will not be subject to the 1% front-end sales charge. See "Prospectus
Summary-Alternative Purchase Arrangements" for a discussion of factors to consider in selecting which Class of shares to purchase.

      Purchases of Fund shares must be made through a brokerage account maintained with Smith Barney, an Introducing Broker or with an investment dealer in the selling group. When purchasing shares of the Fund, investors must specify whether the purchase is for Class A, Class B, Class L or Class Y shares. Smith Barney and other broker/dealers may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at First Data Investor Services Group, Inc. ("First Data" or the "Transfer Agent") are not subject to a maintenance fee.

      Investors in Class A, Class B and Class L shares may open an account in the Fund by making an initial investment of at least $1,000. Investors in Class Y shares may open an account by making an initial investment of $15,000,000. Subsequent investments of at least $50 may be made for all Classes. For shareholders purchasing shares of the Fund through the Systematic Investment Plan on a monthly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $25. For shareholders purchasing shares of the Fund through the Systematic Investment

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


Plan on a quarterly basis, the minimum initial investment requirement for Class A, Class B and Class L shares and the subsequent investment requirement for all Classes is $50. There are no minimum investment requirements for Class A shares for employees of Travelers and its subsidiaries, including Smith Barney, unitholders who invest distributions from a UIT sponsored by Smith Barney, and Directors/Trustees of any of the Smith Barney Mutual Funds and their spouses and children. The Fund reserves the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time. Shares purchased will be held in the shareholder's account by the Fund's Transfer Agent. Share certificates are issued only upon a shareholder's written request to the Transfer Agent. It is not recommended that the Fund be used as a vehicle for Keogh, IRA or other qualified retirement plans.


      Purchase orders received by the Fund or Smith Barney prior to the close of regular trading on the NYSE, on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day. Orders received by dealers or Introducing Brokers prior to the close of regular trading on the NYSE on any day the Fund calculates its net asset value, are priced according to the net asset value determined on that day, provided the order is received by the Fund or Smith Barney prior to Smith Barney's close of business (the "trade date"). For shares purchased through Smith Barney or Introducing Brokers purchasing through Smith Barney, payment for Fund shares is due on the third business day after the trade date (the "settlement date"). In all other cases, payment must be made with the purchase order.

      SYSTEMATIC INVESTMENT PLAN

      Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, Smith Barney or the Transfer Agent is authorized through preauthorized transfers of at least $25 on a monthly basis or at least $50 on a quarterly basis to charge the regular bank account or other financial institution indicated by the shareholder to provide systematic additions to the shareholder's Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by Smith Barney or the Transfer Agent. The Systematic Investment Plan also authorizes Smith Barney to apply cash held in the shareholder's Smith Barney brokerage account or redeem the shareholder's shares of a Smith Barney money market fund to make additions to the account. Additional information is available from the Fund or a Smith Barney Financial Consultant.

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

      INITIAL SALES CHARGE ALTERNATIVE -- CLASS A SHARES

      The sales charges applicable to purchases of Class A shares of the Fund are as follows:


                                              Sales Charge
                              Sales Charge       as % of          Dealers
                                 as % of         Amount       Reallowance as %
Amount of Investment*          Transaction      Invested      of Offering Price
-------------------------------------------------------------------------------
Under $25,000                      4.00%         4.17%             3.60%
$25,000 -- $49,999                 3.50%         3.63%             3.15%
$50,000 -- $99,999                 3.00%         3.09%             2.70%
$100,000 -- $249,999               2.50%         2.56%             2.25%
$250,000 -- $499,999               1.50%         1.52%             1.35%
$500,000 and over*                   *             *                 *
===============================================================================
* Purchases of Class A shares of $500,000 or more will be made at net asset value without any initial sales charge, but will be subject to a CDSC of 1.00% on redemptions made within 12 months of purchase. The CDSC on Class A shares is payable to Smith Barney, which compensates Smith Barney Financial Consultants and other dealers whose clients make purchases of $500,000 or more. The CDSC is waived in the same circumstances in which the CDSC applicable to Class B and Class L shares is waived. See "Deferred Sales Charge Alternatives" and "Waivers of CDSC."


      Members of the selling group may receive up to 90% of the sales charge and may be deemed to be underwriters of the Fund as defined in the Securities Act of 1933, as amended.

      The reduced sales charges shown above apply to the aggregate of purchases of Class A shares of the Fund made at one time by "any person," which includes an individual and his or her immediate family, or a trustee or other fiduciary of a single trust estate or single fiduciary account.

      INITIAL SALES CHARGE WAIVERS

      Purchases of Class A shares may be made at net asset value without a sales charge in the following circumstances: (a) sales to (i) Board Members and employees of Travelers and its subsidiaries and any of the Smith Barney Mutual Funds (including retired Board Members and employees), the immediate families of such persons (including the surviving spouse of a deceased Board Member or employee), and to a pension, profit-sharing or other benefit plan for such persons and (ii) employees of members of the National Association of Securities Dealers, Inc., provided such sales are made upon the assurance of the purchaser that the purchase is made for investment purposes and that the securities will not be resold except through redemption or repurchase; (b) offers of Class A shares to any other investment company to effect the combination of such company with the Fund by merger, acquisition of assets or otherwise; (c) purchases of Class A shares by any client of a newly employed Smith Barney Financial Consultant (for a period up to 90 days from the commencement of the Financial Consultant's employment with Smith Barney), on the condition the purchase of Class A shares is made with the

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------


proceeds of the redemption of shares of a mutual fund which (i) was sponsored by the Financial Consultant's prior employer, (ii) was sold to the client by the Financial Consultant and (iii) was subject to a sales charge; (d) purchases by shareholders who have redeemed Class A shares in the Fund (or Class A shares of another Smith Barney Mutual Fund that are offered with a sales charge, and who wish to reinvest their redemption proceeds in the Fund, provided the reinvestment is made within 60 calendar days of the redemption; (e) purchases by accounts managed by registered investment advisory subsidiaries of Travelers;
(f) investments of distributions from a UIT sponsored by Smith Barney; and (g) purchases by investors participating in a Smith Barney fee-based arrangement. In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase would qualify for the elimination of the sales charge.


      RIGHT OF ACCUMULATION

      Class A shares of the Fund may be purchased by "any person" (as defined above) at a reduced sales charge or at net asset value determined by aggregating the dollar amount of the new purchase and the total net asset value of all Class A shares of the Fund and of funds sponsored by Smith Barney which are offered with a sales charge listed under "Exchange Privilege" then held by such person and applying the sales charge applicable to such aggregate. In order to obtain such discount, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. The right of accumulation is subject to modification or discontinuance at any time with respect to all shares purchased thereafter.

      GROUP PURCHASES

      Upon completion of certain automated systems, a reduced sales charge or purchase at net asset value will also be available to employees (and partners) of the same employer purchasing as a group, provided each participant makes the minimum initial investment required. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth above under "Initial Sales Charge Alternative-Class A Shares," and will be based upon the aggregate sales of Class A shares of Smith Barney Mutual Funds offered with a sales charge to, and share holdings of, all members of the group. To be eligible for such reduced sales charges or to purchase at net asset value, all purchases must be pursuant to an employer- or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plan may, but is not required to, provide for payroll deductions. Smith Barney may also offer a reduced sales charge or net asset value purchase for aggregating related fiduciary accounts under such conditions that Smith Barney will realize economies of sales efforts and

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

sales related expenses. An individual who is a member of a qualified group may also purchase Class A shares at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares offered with a sales charge that have been previously purchased and are still owned by the group, plus the amount of the current purchase. A "qualified group" is one which (a) has been in existence for more than six months, (b) has a purpose other than acquiring Fund shares at a discount and (c) satisfies uniform criteria which enable Smith Barney to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of the Fund and the members, and must agree to include sales and other materials related to the Fund in its publications and mailings to members at no cost to Smith Barney. In order to obtain such reduced sales charge or to purchase at net asset value, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of Smith Barney.

      LETTER OF INTENT


      Class A Shares. A Letter of Intent for amounts of $50,000 or more provides an opportunity for an investor to obtain a reduced sales charge by aggregating investments over a 13 month period, provided that the investor refers to such Letter when placing orders. For purposes of a Letter of Intent, the "Amount of Investment" as referred to in the preceding sales charge table includes (i) all Class A shares of the Fund and other Smith Barney Mutual Funds offered with a sales charge acquired during the term of the Letter plus (ii) the value of all Class A shares previously purchased and still owned. Each investment made during the period receives the reduced sales charge applicable to the total amount of the investment goal. If the goal is not achieved within the period, the investor must pay the difference between the sales charges applicable to the purchases made and the charges actually paid, or an appropriate number of escrowed shares will be redeemed. The term of the Letter will commence upon the date the Letter is signed, or at the option of the investor, up to 90 days before such date. Please contact a Smith Barney Financial Consultant or the Transfer Agent to obtain a Letter of Intent application.

      Class Y Shares. A Letter of Intent may also be used as a way for investors to meet the minimum investment requirement for Class Y shares. Such investors must make an initial minimum purchase of $5,000,000 in Class Y shares of the Fund and agree to purchase a total of $15,000,000 of Class Y shares of the Fund within 13 months from the date of the Letter. If a total investment of $15,000,000 is not made within the 13 month period, all Class Y shares purchased to date will be transferred to Class A shares, where they will be subject to all fees (including a service fee of 0.15%) and expenses applicable to the Fund's Class A shares, which may include a

CDSC of 1.00%. The Fund expects that such transfer will not be subject to federal income taxes. Please contact the Transfer Agent or a Smith Barney Financial Consultant for further information.

      DEFERRED SALES CHARGE ALTERNATIVES


      "CDSC Shares" are sold at net asset value next determined without an initial sales charge so that the full amount of an investor's purchase payment may be immediately invested in the Fund. A CDSC, however, may be imposed on certain redemptions of these shares. "CDSC Shares" are: (a) Class B shares; (b) Class L shares; and (c) Class A shares that were purchased without an initial sales charge but subject to a CDSC.

      Any applicable CDSC will be assessed on an amount equal to the lesser of the original cost of the shares being redeemed or their net asset value at the time of redemption. CDSC Shares that are redeemed will not be subject to a CDSC to the extent that the value of such shares represents: (a) capital appreciation of Fund assets, (b) reinvestment of dividends or capital gain distributions; (c) with respect to Class B shares, shares redeemed more than five years after their purchase; or (d) with respect to Class L shares and Class A shares that are CDSC Shares, shares redeemed more than 12 months after their purchase.

      Class L and Class A shares that are CDSC Shares are subject to a 1.00% CDSC if redeemed within 12 months of purchase. In circumstances in which the CDSC is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding Smith Barney statement month. The following table sets forth the rates of the charge for redemptions of Class B shares by shareholders.


        Year Since Purchase
        Payment was Made                         CDSC
--------------------------------------------------------------------------------
        First                                    4.50%
        Second                                   4.00
        Third                                    3.00
        Fourth                                   2.00
        Fifth                                    1.00
        Sixth and thereafter                     0.00
================================================================================

      Class B shares will convert automatically to Class A shares eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B Dividend Shares owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of

--------------------------------------------------------------------------------
Purchase of Shares (continued)
--------------------------------------------------------------------------------

outstanding Class B shares (other than Class B Dividend Shares) owned by the shareholder. See "Prospectus Summary-Alternative Purchase Arrangements-Class B Shares Conversion Feature."

      The length of time that CDSC Shares acquired through an exchange have been held will be calculated from the date that the shares exchanged were initially acquired in one of the other Smith Barney Mutual Funds, and Fund shares being redeemed will be considered to represent, as applicable, capital appreciation or dividend and capital gain distribution reinvestments in such other funds. For Federal income tax purposes, the amount of the CDSC will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The amount of any CDSC will be paid to Smith Barney.

      To provide an example, assume an investor purchased 100 Class B shares at $10 per share for a cost of $1,000. Subsequently, the investor acquired 5 additional shares through dividend reinvestment. During the fifteenth month after the purchase, the investor decided to redeem $500 of his or her investment. Assuming at the time of the redemption the net asset value had appreciated to $12 per share, the value of the investor's shares would be $1,260 (105 shares at $12 per share). The CDSC would not be applied to the amount which represents appreciation ($200) and the value of the reinvested dividend shares ($60). Therefore, $240 of the $500 redemption proceeds ($500 minus $260) would be charged at a rate of 4.00% (the applicable rate for Class B shares) for a total deferred sales charge of $9.60.

      WAIVERS OF CDSC


      The CDSC will be waived on: (a) exchanges (see "Exchange Privilege"); (b) automatic cash withdrawals in amounts equal to or less than 1.00% per month of the value of the shareholder's shares at the time the withdrawal plan commences (see "Automatic Cash Withdrawal Plan") (provided, however, that automatic cash withdrawals in amounts equal to or less than 2.00% per month of the value of the shareholder's shares will be permitted for withdrawal plans that were established prior to November 7, 1994); (c) redemptions of shares within 12 months following the death or disability of the shareholder; (d) involuntary redemptions; and (e) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise. In addition, a shareholder who has redeemed shares from other Smith Barney Mutual Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any CDSC imposed on the prior redemption.


      CDSC waivers will be granted subject to confirmation (by Smith Barney in the case of shareholders who are also Smith Barney clients or by the Transfer Agent in the case of all other shareholders) of the shareholder's status or holdings, as the case may be.

--------------------------------------------------------------------------------
Exchange Privilege
--------------------------------------------------------------------------------


      Except as otherwise noted below, shares of each Class may be exchanged at the net asset value next determined for shares of the same Class in the following Smith Barney Mutual Funds, to the extent shares are offered for sale in the shareholder's state of residence. Exchanges of Class A, Class B and Class L shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.



      FUND NAME
--------------------------------------------------------------------------------
      Growth Funds
           Concert Peachtree Growth Fund
           Concert Social Awareness Fund
           Smith Barney Aggressive Growth Fund Inc.
           Smith Barney Appreciation Fund Inc.
           Smith Barney Balanced Fund
           Smith Barney Contrarian Fund
           Smith Barney Convertible Fund
           Smith Barney Fundamental Value Fund Inc.
           Smith Barney Funds, Inc. -- Large Cap Value Fund
           Smith Barney Large Cap Blend Fund
           Smith Barney Large Capitalization Growth Fund
           Smith Barney Natural Resources Fund, Inc.
           Smith Barney Premium Total Return Fund
           Smith Barney Small Cap Blend Fund, Inc.
           Smith Barney Special Equities Fund

      Taxable Fixed-Income Funds
        ** Smith Barney Adjustable Rate Government Income Fund
           Smith Barney Diversified Strategic Income Fund
        ++ Smith Barney Funds, Inc. -- Short-Term U.S. Treasury Securities Fund
           Smith Barney Funds, Inc. -- U.S. Government Securities Fund
           Smith Barney Government Securities Fund
           Smith Barney High Income Fund
           Smith Barney Investment Grade Bond Fund
           Smith Barney Managed Governments Fund Inc.
           Smith Barney Total Return Bond Fund

      Tax-Exempt Funds
           Smith Barney Arizona Municipals Fund Inc.
         * Smith Barney Intermediate Maturity California Municipals Fund
         * Smith Barney Intermediate Maturity New York Municipals Fund Smith Barney Managed Municipals Fund Inc.
           Smith Barney Massachusetts Municipals Fund

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------


           Smith Barney Municipal High Income Fund
           Smith Barney Muni Funds -- Florida Portfolio
           Smith Barney Muni Funds -- Georgia Portfolio
         * Smith Barney Muni Funds -- Limited Term Portfolio Smith Barney Muni Funds -- National Portfolio Smith Barney Muni Funds -- New York Portfolio Smith Barney Muni Funds -- Pennsylvania Portfolio Smith Barney New Jersey Municipals Fund Inc. Smith Barney Oregon Municipals Fund

      Global-International Funds
           Smith Barney Hansberger Global Small Cap Value Fund
           Smith Barney Hansberger Global Value Fund
           Smith Barney World Funds, Inc. -- Emerging Markets Portfolio
           Smith Barney World Funds, Inc. -- European Portfolio
           Smith Barney World Funds, Inc. -- Global Government Bond Portfolio Smith Barney World Funds, Inc. -- International Balanced Portfolio Smith Barney World Funds, Inc. -- International Equity Portfolio Smith Barney World Funds, Inc. -- Pacific Portfolio

      Smith Barney Concert Allocation Series Inc.
           Smith Barney Concert Allocation Series Inc. -- Balanced Portfolio Smith Barney Concert Allocation Series Inc. -- Conservative Portfolio Smith Barney Concert Allocation Series Inc. -- Global Portfolio
           Smith Barney Concert Allocation Series Inc. -- Growth Portfolio
           Smith Barney Concert Allocation Series Inc. -- High Growth Portfolio Smith Barney Concert Allocation Series Inc. -- Income Portfolio

      Money Market Funds
         + Smith Barney Exchange Reserve Fund
        ++ Smith Barney Money Funds, Inc. -- Cash Portfolio
        ++ Smith Barney Money Funds, Inc. -- Government Portfolio
       *** Smith Barney Money Funds, Inc. -- Retirement Portfolio
        ++ Smith Barney Municipal Money Market Fund, Inc.
        ++ Smith Barney Muni Funds -- California Money Market Portfolio
        ++ Smith Barney Muni Funds -- New York Money Market Portfolio
================================================================================


*     Available for exchange with Class A, Class B and Class Y shares of the
      Fund.
**    Available for exchange with Class A and Class B shares of the Fund.
***   Available for exchange with Class A shares of the Fund.


+     Available for exchange with Class B and Class L shares of the Fund.


++    Available for exchange with Class A and Class Y shares of the Fund.

--------------------------------------------------------------------------------
Exchange Privilege (continued)
--------------------------------------------------------------------------------

      Class B Exchanges. In the event a Class B shareholder wishes to exchange all or a portion of his or her shares in any of the funds imposing a higher CDSC than that imposed by the Fund, the exchanged Class B shares will be subject to the higher applicable CDSC. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.


      Class L Exchanges. Upon an exchange, the new Class L shares will be deemed to have been purchased on the same date as the Class L shares of the Fund that have been exchanged.


      Class A and Class Y Exchanges. Class A and Class Y shareholders of the Fund who wish to exchange all or a portion of their shares for shares of the respective Class in any of the funds identified above may do so without imposition of any charge.


      Additional Information Regarding the Exchange Privilege. Although the exchange privilege is an important benefit, excessive exchange transactions can be detrimental to the Fund's performance and its shareholders. The Adviser may determine that a pattern of frequent exchanges is excessive and contrary to the best interests of the Fund's other shareholders. In this event, the Adviser may, at its discretion, decide to limit additional purchases and/or exchanges by a shareholder. Upon such a determination, the Fund will provide notice in writing or by telephone to the shareholder at least 15 days prior to suspending the exchange privilege and during the 15 day period the shareholder will be required to (a) redeem his or her shares in the Fund or (b) remain invested in the Fund or exchange into any of the Smith Barney Mutual Funds ordinarily available, which position the shareholder would be expected to maintain for a significant period of time. All relevant factors will be considered in determining what constitutes an abusive pattern of exchanges.


      Certain shareholders may be able to exchange shares by telephone. See "Redemption of Shares-Telephone Redemption and Exchange Program." Exchanges will be processed at the net asset value next determined. Redemption procedures discussed below are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required. A capital gain or loss for tax purposes will be realized upon the exchange, depending upon the cost or other basis of shares redeemed. Before exchanging shares, investors should read the current prospectus describing the shares to be acquired. The Fund reserves the right to modify or discontinue exchange privileges upon 60 days' prior notice to shareholders.

--------------------------------------------------------------------------------
Redemption of Shares
--------------------------------------------------------------------------------

      The Fund is required to redeem the shares of the Fund tendered to it, as described below, at a redemption price equal to their net asset value per share next determined after receipt of a written request in proper form at no charge other than any applicable CDSC. Redemption requests received after the close of regular trading on the NYSE are priced at the net asset value next determined.

      If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the Transfer Agent receives further instructions from Smith Barney, or if the shareholder's account is not with Smith Barney, from the shareholder directly. The redemption proceeds will be remitted on the third business day after receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act in extraordinary circumstances. Generally, if the redemption proceeds are remitted to a Smith Barney brokerage account, these funds will not be invested for the shareholder's benefit without specific instruction and Smith Barney will benefit from the use of temporarily uninvested funds. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days or more.

      Shares held by Smith Barney as custodian must be redeemed by submitting a written request to a Smith Barney Financial Consultant. Shares other than those held by Smith Barney as custodian may be redeemed through an investor's Financial Consultant, Introducing Broker or dealer in the selling group or by submitting a written request for redemption to:


      Smith Barney California Municipals Fund Inc.
      Class A, B, L or Y (please specify)
      c/o First Data Investor Services Group, Inc.
      P.O. Box 5128
      Westborough, Massachusetts 01581-5128

      A written redemption request must (a) state the Class and number or dollar amount of shares to be redeemed, (b) identify the shareholder's account number and (c) be signed by each registered owner exactly as the shares are registered. If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to the Transfer Agent together with the redemption request. Any signature required in connection with a share certificate, stock power or on a written redemption request in excess of $10,000, must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $10,000 or less do not

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------


require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor's address of record. The Transfer Agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the Transfer Agent receives all required documents in proper form.

      TELEPHONE REDEMPTION AND EXCHANGE PROGRAM

      Shareholders who do not have a Smith Barney brokerage account may be eligible to redeem and exchange Fund shares by telephone. To determine if a shareholder is entitled to participate in this program, he or she should contact the Transfer Agent at (800) 451-2010. Once eligibility is confirmed, the shareholder must complete and return a Telephone/Wire Authorization Form, including a signature guarantee, that will be provided by the Transfer Agent upon request. (Alternatively, an investor may authorize telephone redemptions on the new account application with a signature guarantee when making his/her initial investment in the Fund.)


      Redemptions. Redemption requests of up to $10,000 of any class or classes of the Fund's shares may be made by eligible shareholders by calling the Transfer Agent at (800) 451-2010. Such requests may be made between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open. Redemptions of shares (i) by retirement plans or (ii) for which certificates have been issued are not permitted under this program.

      A shareholder will have the option of having the redemption proceeds mailed to his/her address of record or wired to a bank account predesignated by the shareholder. Generally, redemption proceeds will be mailed or wired, as the case may be, on the next business day following the redemption request. In order to use the wire procedures, the bank receiving the proceeds must be a member of the Federal Reserve System or have a correspondent relationship with a member bank. The Fund reserves the right to charge shareholders a nominal fee for each wire redemption. Such charges, if any, will be assessed against the shareholder's account from which shares were redeemed. In order to change the bank account designated to receive redemption proceeds, a shareholder must complete a new Telephone/Wire Authorization Form and, for the protection of the shareholder's assets, will be required to provide a signature guarantee and certain other documentation.

      Exchanges. Eligible shareholders may make exchanges by telephone if the account registration of the fund being acquired is identical to the registration of the shares of the fund exchanged. Such exchange requests may be made by calling the Transfer Agent at (800) 451-2010 between 9:00 a.m. and 4:00 p.m. (New York City time) on any day the NYSE is open.

--------------------------------------------------------------------------------
Redemption of Shares (continued)
--------------------------------------------------------------------------------


      Additional Information regarding Telephone Redemption and Exchange Program. Neither the Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder's name and account number will be required and phone calls may be recorded). The Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days' prior notice to shareholders.


      AUTOMATIC CASH WITHDRAWAL PLAN


      The Fund offers shareholders an automatic cash withdrawal plan, under which shareholders who own shares with a value of at least $10,000 may elect to receive cash payments of at least $50 monthly or quarterly. The withdrawal plan will be carried over on exchanges between funds or Classes of the Fund. Any applicable CDSC will not be waived on amounts withdrawn by a shareholder that exceed 1.00% per month of the value of the shareholder's shares subject to the CDSC at the time the withdrawal plan commences. (With respect to withdrawal plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the shareholder's shares subject to the CDSC.) For further information regarding the automatic cash withdrawal plan, shareholders should contact a Smith Barney Financial Consultant or their Financial Consultant, Introducing Broker or dealer in the selling group.


--------------------------------------------------------------------------------
Minimum Account Size
--------------------------------------------------------------------------------

      The Fund reserves the right to involuntarily liquidate any shareholder's account in the Fund if the aggregate net asset value of the shares held in the Fund account is less than $500. (If a shareholder has more than one account in the Fund, each account must satisfy the minimum account size.) The Fund, however, will not redeem shares based solely on market reductions in net asset value. Before the Fund exercises such right, shareholders will receive written notice and will be permitted 60 days to bring accounts up to the minimum to avoid involuntary liquidation.

--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

      YIELD

      From time to time, the Fund may advertise its 30-day "yield" and "equivalent taxable yield" for each Class of shares. The yield refers to the income generated by an investment in those shares over the 30-day period identified in the advertisement

--------------------------------------------------------------------------------
Performance (continued)
--------------------------------------------------------------------------------

and is computed by dividing the net investment income per share earned by the Class during the period by the maximum public offering price per share on the last day of the period. This income is "annualized" by assuming that the amount of income is generated each month over a one-year period and is compounded semiannually. The annualized income is then shown as a percentage of the net asset value.

      The equivalent taxable yield demonstrates the yield on a taxable investment necessary to produce an after-tax yield equal to the Fund's tax-exempt yield for each Class. It is calculated by increasing the yield shown for the Class to the extent necessary to reflect the payment of taxes at specified tax rates. Thus, the equivalent taxable yield always will exceed the Fund's yield. For more information on equivalent taxable yields, refer to the table under "Dividends, Distributions and Taxes."

      TOTAL RETURN


      From time to time, the Fund may include its total return, average annual total return and current dividend return in advertisements and/or other types of sales literature. These figures are computed separately for Class A, Class B, Class L and Class Y shares of the Fund. These figures are based on historical earnings and are not intended to indicate future performance. Total return is computed for a specific period of time assuming deduction of the maximum sales charge, if any, from the initial amount invested and reinvestment of all income dividends and capital gain distributions on the reinvestment dates at prices calculated as stated in this Prospectus, then dividing the value of the investment at the end of the period so calculated by the initial amount invested and subtracting 100%. The standard average annual total return, as prescribed by the SEC, is derived from this total return, which provides the ending redeemable value. Such standard total return information may also be accompanied with nonstandard total return information for differing periods computed in the same manner but without annualizing the total return or taking sales charges into account. The Fund calculates current dividend return for each Class by annualizing the most recent monthly distribution and dividing by the net asset value of the maximum public offering price (including sales charge) on the last day of the period for which current dividend return is presented. The current dividend return for each Class may vary from time to time depending on market conditions, the composition of its investment portfolio and operating expenses. These factors and possible differences in the methods used in calculating current dividend return should be considered when comparing a Class' current return to yields published for other investment companies and other investment vehicles. The Fund may also include comparative performance information in advertising or marketing its shares. Such performance information may include data from Lipper Analytical Services, Inc. or similar independent services that monitor the performance of mutual funds or other industry publications.

--------------------------------------------------------------------------------
Management of the Fund
--------------------------------------------------------------------------------

BOARD OF DIRECTORS


      Overall responsibility for management and supervision of the Fund rests with the Fund's Board of Directors. The Directors approve all significant agreements between the Fund and the companies that furnish services to the Fund, including agreements with its distributor, investment adviser and administrator, custodian and transfer agent. The day-to-day operations of the Fund are delegated by the Board to the Fund's investment adviser and administrator. The SAI contains background information regarding each Director and executive officer of the Fund.


      INVESTMENT ADVISER AND ADMINISTRATORS


      The Fund's investment adviser, MMC, is a registered investment adviser whose principal executive offices are located at 388 Greenwich Street, New York, New York 10013. MMC was incorporated in March, 1968 under the laws of Delaware and renders investment advice to a wide variety of individual, institutional and investment company clients that had aggregate assets under management as of May 31, 1998 in excess of $98 billion.

      Subject to the supervision and direction of the Fund's Board of Directors, the Adviser manages the Fund's portfolio in accordance with the Fund's stated investment objective and policies, makes investment decisions for the Fund, places orders to purchase and sell securities and employs professional portfolio managers and securities analysts who provide research services to the Fund. For investment advisory services, the Fund pays the Adviser an investment advisory fee at an annual rate of 0.30% of the value of the Fund's average daily net assets. This fee is computed daily and paid monthly. For the fiscal year ended February 28, 1998, the Adviser was paid investment advisory fees equal to 0.30% of the value of the average daily net assets of the Fund.

      MMC also serves as the Fund's administrator and oversees all aspects of the Fund's administration. For administration services rendered, the Fund pays MMC a fee at the following annual rates of average daily net assets: 0.20% to $500 million and 0.18% in excess of $500 million. This fee is computed daily and paid monthly. For the fiscal year ended February 28, 1998, MMC was paid administration fees equal to 0.19% of the value of the average daily net assets of the Fund.


      PORTFOLIO MANAGEMENT


      Joseph P. Deane, an Investment Officer of MMC and a Managing Director of Smith Barney, has served as Vice President and Investment Officer of the Fund since November 1, 1988, and is responsible for managing the day-to-day operations of the Fund, including making investment decisions.

      Management's discussion and analysis, and additional performance information regarding the Fund during the fiscal year ended February 28, 1998 is included in the Annual Report dated February 28, 1998. A copy of the Annual Report may be obtained upon request and without charge from a Smith Barney Financial Consultant or by writing or calling the Fund at the address or phone number listed on page one of this Prospectus.


      On April 6, 1998, Travelers announced that it had entered into a Merger Agreement with Citicorp. The transaction, which is expected to be completed during the third quarter of 1998, is subject to various regulatory approvals, including approval by the Federal Reserve Board. The transaction is also subject to approval by the stockholders of each of Travelers and Citicorp. Upon consummation of the merger, the surviving corporation would be a bank holding company subject to regulation under the Bank Holding Company Act of 1956 (the "BHCA"), the requirements of the Glass-Steagall Act and certain other laws and regulations. Although the effects of the merger of Travelers and Citicorp and compliance with the requirements of the BHCA and the Glass-Steagall Act are still under review, the Adviser does not believe that its compliance with applicable law following the merger of Travelers and Citicorp will have a material adverse effect on its ability to continue to provide the Fund with the same level of investment advisory services that it currently receives.


--------------------------------------------------------------------------------
Distributor
--------------------------------------------------------------------------------


      Smith Barney is located at 388 Greenwich Street, New York, New York 10013. Smith Barney distributes shares of the Fund as principal underwriter and as such conducts a continuous offering pursuant to a "best efforts" arrangement requiring Smith Barney to take and pay for only such securities as may be sold to the public. Pursuant to a plan of distribution adopted by the Fund under Rule l2b-1 under the 1940 Act (the "Plan"), Smith Barney is paid a service fee with respect to Class A, Class B and Class L shares of the Fund at the annual rate of
0.15 % of the average daily net assets of the respective Class. Smith Barney is also paid a distribution fee with respect to Class B and Class L shares at the rate of 0.50% and 0.55%, respectively, of the average daily net assets attributable to those Classes. After Class B shares automatically convert to Class A shares eight years after the date of original purchase, they will no longer be subject to a distribution fee. The fees are used by Smith Barney to pay its Financial Consultants for servicing shareholder accounts and, in the case of Class B and Class L shares, to cover expenses primarily intended to result in the sale of those shares. These expenses include: advertising expenses; the cost of printing and mailing prospectuses to potential investors; payments to and expenses of Smith Barney Financial Consultants and other persons who provide support services in connection with the distribution of shares; interest and/or carrying charges; and indirect and overhead costs of Smith Barney associated with the sale of Fund shares, including lease, utility, communications and sales promotion expenses.

--------------------------------------------------------------------------------
Distributor (continued)
--------------------------------------------------------------------------------


      The payments to Smith Barney Financial Consultants for selling shares of a Class include a commission or fee paid by the investor or Smith Barney at the time of sale and, with respect to Class A, Class B and Class L shares, a continuing fee for servicing shareholder accounts for as long as a shareholder remains a holder of that Class. Smith Barney Financial Consultants may receive different levels of compensation for selling different Classes of shares.


      Payments under the Plan are not tied exclusively to the distribution and shareholder service expenses actually incurred by Smith Barney and the payments may exceed distribution expenses actually incurred. The Fund's Board of Directors will evaluate the appropriateness of the Plan and its payment terms on a continuing basis and in so doing will consider all relevant factors, including expenses borne by Smith Barney, amounts received under the Plan and proceeds of the CDSC.

--------------------------------------------------------------------------------
Additional Information
--------------------------------------------------------------------------------

      The Fund was incorporated under the laws of the State of Maryland on February 17, 1984, and is registered with the SEC as a non-diversified, open-end management investment company.

      Each Class of the Fund represents an identical interest in the Fund's investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges for each Class; (c) the distribution and/or service fees borne by each Class; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board of Directors does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The Directors, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

      The Fund does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as less than a majority of the Directors holding office have been elected by shareholders. The Directors will call a meeting for any purpose upon written request of shareholders holding at least 10% of the Fund's outstanding shares, and the Fund will assist shareholders in calling such a meeting as required by the 1940 Act. When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the Fund will be voted on a Fund-wide basis on all matters except matters affecting only the interests of one Class.

--------------------------------------------------------------------------------
Additional Information (continued)
--------------------------------------------------------------------------------

      PNC Bank, National Association, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania, 19103, serves as custodian of the Fund's investments.


      First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Fund's transfer agent.

      The Fund sends to each of its shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the Fund at the end of the reporting period. In an effort to reduce the Fund's printing and mailing costs, the Fund plans to consolidate the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their Financial Consultants or the Transfer Agent.

                                                                    SMITH BARNEY

                                              A Member of Travelers Group [LOGO]



                                                                      California
                                                                      Municipals
                                                                       Fund Inc.

                                                            388 Greenwich Street
                                                        New York, New York 10013



PART B


Smith Barney
CALIFORNIA MUNICIPALS FUND INC.
388 Greenwich Street
New York, New York 10013
(800) 451-2010

Statement Of Additional
Information
June 26, 1998

This Statement of Additional Information (the "SAI") expands upon and supplements the information contained in the current Prospectus of Smith Barney California Municipals Fund Inc. (the "Fund") dated June 26, 1998, as amended or supplemented from time to time, and should be read in conjunction with the Fund's Prospectus. The Fund's Prospectus may be obtained from your Smith Barney Financial Consultant or by writing or calling the Fund at the address or telephone number set forth above. This SAI, although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

TABLE OF CONTENTS

	For ease of reference, the same section headings are used in both the Prospectus and this SAI, except where shown below:

Management of the Fund.
1
Investment Objective and Management Policies.	.
4
Municipal Bonds (See in the Prospectus "California Municipal
Securities")
10
Purchase of Shares	18
Redemption of Shares	19
Distributor 	20
Valuation of Shares	20
Exchange Privilege	21
Performance Data (See in the Prospectus "Performance")	22
Taxes (See in the Prospectus "Dividends, Distributions and
Taxes")	24
Additional Information	26
Financial Statements	27
Appendix 	A-1

MANAGEMENT OF THE FUND
	The executive officers of the Fund are employees of certain of the organizations that provide services to the Fund. These organizations are as follows:

Name 	                       Service
Smith Barney Inc.
	("Smith Barney" or the "Distributor")
	Distributor
Mutual Management Corp. (formerly known as
Smith Barney Mutual Funds Management Inc.)
	("MMC" or the "Adviser or "Administrator")
	Investment Adviser and Administrator

PNC Bank, National Association
	("PNC" or the "Custodian")
	Custodian

First Data Investor Services Group, Inc.
	("First Data" or the "Transfer Agent")
Transfer Agent

These organizations and the functions they perform for the Fund are discussed in the Prospectus and in this SAI.


Directors and Executive Officers of the Fund

The names of the Directors and executive officers of the Fund, together with information as to their principal business occupations during the past five years, are set forth below. Each Director who is an "interested person" of the Fund, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk.

Herbert Barg, Director (Age 75). Private Investor. His address is 273 Montgomery Avenue, Bala Cynwyd, Pennsylvania 19004.

Alfred J. Bianchetti, Director (Age 75).  Retired; formerly
Senior Consultant to Dean Witter Reynolds Inc. His address is 19
Circle End Drive, Ramsey, New Jersey 07466.

Martin Brody, Director (Age 76).  Consultant, HMK Associates;
Retired Vice Chairman of the Board of Restaurant Associates Corp.
His address is HMK Associates, 30 Columbia Turnpike, Florham Park, New Jersey 07932.

Dwight B. Crane, Director (Age 60). Professor, Harvard Business
School. His address is Harvard Business School, Soldiers Field
Road, Boston, Massachusetts 02163.

Burt N. Dorsett, Director (Age 67).  Managing Partner of
Dorsett McCabe Management, Inc., an investment counseling firm;
Trustee of Research Corporation Technologies, Inc., a non-profit patent-clearing and licensing firm. His address is 201 East 62nd
Street, New York, New York 10021.

Elliot S. Jaffe, Director (Age 72).  Chairman of the Board and
President of The Dress Barn, Inc. His address is 30 Dunnigan
Drive, Suffern, New York 10901.

Stephen E. Kaufman, Director (Age 66). Attorney. His address is 277 Park Avenue, New York, New York 10172.

Joseph J. McCann, Director (Age 67).  Financial Consultant;
Retired Financial Executive, Ryan Homes, Inc. His address is 200
Oak Park Place, Pittsburgh, Pennsylvania 15243.

*Heath B. McLendon, Chairman of the Board, President and Chief Executive Officer (65). Managing Director of Smith Barney, Chairman of the Board of Smith Barney Strategy Advisors Inc. and President of MMC and Travelers Investment Adviser, Inc. ("TIA"). Mr. McLendon is Chairman or Co-Chairman of the Board and Director of 58 investment companies associated with Salomon Smith Barney Holdings Inc. Prior to July 1993, Senior Executive Vice President of Shearson Lehman Brothers Inc., Vice Chairman of Shearson Asset Management, Director of PanAgora Asset Management, Inc. and PanAgora Asset Management Limited. His address is 388 Greenwich Street, New York, New York 10013.

Cornelius C. Rose, Jr., Director (Age 64). President, Cornelius
C. Rose Associates, Inc., financial consultants, and Chairman and
Trustee of Performance Learning Systems, an educational consultant. His address is Meadowbrook Village, Building 4, West
Lebanon, New Hampshire 03784.

Lewis E. Daidone, Senior Vice President and Treasurer (Age 40). Managing Director of Smith Barney; Chief Financial Officer of the Smith Barney Mutual Funds; Director and Senior Vice President of MMC and TIA. Mr. Daidone serves as Senior Vice President and Treasurer of 42 Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Joseph P. Deane, Vice President and Investment Officer (Age
50). Investment Officer of MMC; prior to July 1993, Managing
Director of Shearson Lehman Advisors ("SLA"). Mr. Deane is also an Investment Officer of six other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

David Fare, Investment Officer (Age 35). Investment Officer of MMC; prior to July 1993, Vice President of SLA. Mr. Fare is also an Investment Officer of four other Smith Barney Mutual Funds. His address is 388 Greenwich Street, New York, New York 10013.

Christina T. Sydor, Secretary (Age 47). Managing Director of
Smith Barney; General Counsel and Secretary of MMC and TIA. Ms.
Sydor serves as Secretary of 42 Smith Barney Mutual Funds. Her address is 388 Greenwich Street, New York, NY 10013.

As of June 5, 1998, the Directors and officers of the Fund as a group owned less than 1% of the outstanding common stock of the Fund. As of June 5, 1998, to the knowledge of the Fund and the Board, no single shareholder or "group" (as that term is used in Section 13(d) of the Securities Act of 1934) beneficially owned more than 5% of the outstanding shares of the Fund.

No director, officer or employee of Smith Barney or any parent or subsidiary receives compensation from the Fund for serving as an officer or Director of the Fund. The Fund pays each Director who is not an officer, director or employee of Smith Barney or any of its affiliates a fee of $2,000 per annum plus $500 per in-person meeting and $100 per telephonic meeting. Each Director emeritus who is not an officer, director or employee of Smith Barney or any of its affiliates receives a fee of $1,000 per annum plus $250 per in-person meeting and $50 per telephonic meeting. All Directors are reimbursed for travel and out-of-pocket expenses incurred to attend such meetings. For the fiscal year ended February 28, 1998, such fees and expenses totaled $56,488.

For the fiscal year ended February 28, 1998, the Directors of the Fund were paid the following compensation:

Compensation Table




                                                               Total
                                                               Number
                                  Pension or                   of Funds
                                  Retirement                   for Which
                                  Benefits                     Director
                                  Accrued as     Total         Serves
                  Aggregate       Part of       Compensation   within
Name              Compensation    Fund's        from Fund      Fund
of Director       From the Fund   Expenses	Complex*       Complex

Herbert Barg            $4,600       $0         $101,600       16
Alfred J. Bianchetti     4,600        0           49,600       11
Martin Brody             3,500        0          119,814       19
Dwight B. Crane          4,100        0          133,850       22
Burt N. Dorsett          4,600        0           49,600       11
Elliot S. Jaffe          4,000        0           48,500       11
Stephen E. Kaufman       4,600        0           91,964       13
Joseph J. McCann         4,600        0           49,600       11
Heath B. McLendon**       --          0                0       58
Cornelius C. Rose, Jr.   4,600        0           49,600       11



________________________________________
  *	Reflects compensation paid during the calendar year ended
December 31, 1997.
**	Designates a director who is an "interested person" of the Fund.

	Upon attainment of age 80, Directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to the Fund's directors, together with reasonable out-of-pocket expenses for each meeting attended.
During the Fund's last fiscal year, aggregate compensation paid by the Fund to Directors achieving emeritus status totaled
$2,300.




Investment Adviser And Administrator--MMC

MMC serves as investment adviser to the Fund pursuant to a written agreement (the "Advisory Agreement"), which was approved by the Fund's Board of Directors, including a majority of the Directors who are not interested persons of the Fund or Smith Barney (the "Independent Directors"). The services provided by the Adviser under the Advisory Agreement are described in the Prospectus under "Management of the Fund." The Adviser pays the salary of any officer and employee who is employed by both it and the Fund. The Adviser bears all expenses in connection with the performance of its services. The Adviser is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings"), which in turn is a wholly owned subsidiary of Travelers Group Inc. ("Travelers").

As compensation for investment advisory services, the Fund pays the Adviser a fee computed daily and paid monthly at an annual rate of 0.30% of the value of its average daily net assets. For the 1996, 1997 and 1998 fiscal years, the Fund incurred $1,977,596, $2,240,458 and $2,479,000 respectively, in investment advisory fees.

MMC also serves as administrator to the Fund pursuant to a written agreement (the "Administration Agreement"), which was approved by the Fund's Board of Directors, including a majority of the Independent Directors. The services provided by MMC under the Administration Agreement are described in the Prospectus under "Management of the Fund." MMC pays the salary of any officer and employee who is employed by both it and the Fund and bears all expenses in connection with the performance of its services.

As compensation for administrative services rendered to the Fund, the Adviser receives a fee computed daily and paid monthly at the following annual percentage of average daily net assets:
0.20% up to $500 million; and 0.18% in excess of $500 million. For the 1996, 1997 and 1998 fiscal years, the Fund paid MMC $1,172,244, $1,444,276 and $1,587,128, respectively in administration fees.

The Fund bears expenses incurred in its operations, including: taxes, interest, brokerage fees and commissions, if any; fees of Directors who are not officers, directors, shareholders or employees of Smith Barney or MMC; Securities Exchange Commission ("SEC") fees and state Blue Sky qualification fees; charges of custodian; transfer and dividend disbursing agent fees; certain insurance premiums; outside auditing and legal expenses; costs of maintaining corporate existence; costs of investor services (including allocated telephone and personnel expenses); costs of preparation and printing of prospectuses for regulatory purposes and for distribution to existing shareholders; costs of shareholders' reports and shareholder meetings; and meetings of the officers or Board of Directors of the Fund.

Counsel and Auditors

Willkie Farr & Gallagher serves as legal counsel to the Fund.
The Independent Directors of the Fund have selected Stroock &
Stroock & Lavan LLP as their legal counsel.

KPMG Peat Marwick LLP, 345 Park Avenue, New York, New York 10154, has been selected as the Fund's independent auditor to examine and report on the Fund's financial statements and highlights for the fiscal year ended February 28, 1999.


INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

The Prospectus discusses the Fund's investment objective and the policies it employs to achieve that objective. The following discussion supplements the description of the Fund's investment policies in the Prospectus. For purposes of this SAI, obligations of non-California municipal issuers, the interest on which is excluded from gross income for Federal income tax purposes, together with obligations of the State of California, local governments in the State of California and certain other municipal issuers such as the Commonwealth of Puerto Rico ("California Municipal Securities"), are collectively referred to as "Municipal Bonds."


Ratings as Investment Criteria

In general, the ratings of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Group ("S&P") and other nationally recognized statistical ratings organizations ("NRSROs") represent the opinions of those agencies as to the quality of the Municipal Bonds and short-term investments which they rate. It should be emphasized, however, that such ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Fund as initial criteria for the selection of portfolio securities, but the Fund also will rely upon the independent advice of the Adviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. To the extent the Fund invests in lower-rated and comparable unrated securities, the Fund's achievement of its investment objective may be more dependent on the Adviser's credit analysis of such securities than would be the case for a portfolio consisting entirely of higher-rated securities. The Appendix contains information concerning the ratings of Moody's, S&P and other NRSROs and their significance.

Subsequent to its purchase by the Fund, an issue of Municipal Bonds may cease to be rated or its rating may be reduced below the rating given at the time the securities were acquired by the Fund. Neither event will require the sale of such Municipal Bonds by the Fund, but the Adviser will consider such event in its determination of whether the Fund should continue to hold the Municipal Bonds. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems or due to a corporate restructuring of Moody's or S&P or other NRSRO's, the Fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

The Fund generally may invest up to 20% of its total assets in securities rated below A, MIG3 or Prime-1 (P-1) by Moody's or A, SP-2 or A-3 by S&P or the equivalent rating from an NRSRO, or in unrated securities of comparable quality. Such securities (a) will likely have some quality and protective characteristics that, in the judgment of the rating organization, are outweighed by large uncertainties or major risk exposures to adverse conditions and
(b) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation.

Zero coupon securities involve special considerations. Zero coupon securities are debt obligations which do not entitle the holder to any periodic payments of interest prior to maturity of a specified cash payment date when the securities begin paying current interest (the "cash payment date") and therefore are issued and traded at a discount from their face amounts or par values. The discount varies depending on the time remaining until maturity or cash payment date, prevailing interest rates, liquidity of the security and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, decreases as the final maturity or cash payment date of the security approaches. The market prices of zero coupon securities generally are more volatile than the market prices of other debt securities that pay interest periodically and are likely to respond to changes in interest rates to a greater degree than do debt securities having similar maturities and credit quality. The credit risk factors pertaining to low-rated securities also apply to low-rated zero coupon bonds. Such zero coupon bonds carry an additional risk in that, unlike bonds which pay interest throughout the period to maturity, the Fund will realize no cash until the cash payment date unless a portion of such securities is sold and, if the issuer defaults, the Fund may obtain no return at all on its investment.

Current Federal income tax laws may require the holder of a zero coupon security to accrue income with respect to that security prior to the receipt of cash payments. To maintain its qualification as a registered investment company and avoid liability for Federal income taxes, the Fund may be required to distribute income accrued with respect to zero coupon securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.


Temporary Investments

When the Fund is maintaining a defensive position, the Fund may invest in short-term investments ("Temporary Investments") consisting of: (a) tax-exempt securities in the form of notes of municipal issuers having, at the time of purchase, a rating within the three highest grades of Moody's, S&P or the equivalent rating from an NRSRO or, if not rated, having an issue of outstanding Municipal Bonds rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO; and (b) the following taxable securities: obligations of the United States government, its agencies or instrumentalities ("U.S. government securities"), repurchase agreements, other debt securities rated within the three highest grades by Moody's, S&P or the equivalent rating from an NRSRO, commercial paper rated in the highest grade by either of such rating services, and certificates of deposit of domestic banks with assets of $1 billion or more. The Fund may invest in Temporary Investments for defensive reasons in anticipation of a market decline. At no time will more than 20% of the Fund's total assets be invested in Temporary Investments unless the Fund has adopted a defensive investment policy. The Fund intends, however, to purchase tax-exempt Temporary Investments pending the investment of the proceeds of the sale of portfolio securities or shares of the Fund's common stock, or in order to have highly liquid securities available to meet anticipated redemptions. For the fiscal year ended February 28, 1998, the Fund did not invest in taxable Temporary Investments.

Repurchase Agreements. The Fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the Fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period of time (usually not more than seven days) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the Fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. In evaluating these potential risks, the Adviser, acting under the supervision of the Fund's Board of Directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements.

Investments in Financial Futures Contracts and Options on
Financial Futures Contracts

The Fund may invest in financial futures contracts and options on financial futures contracts that are traded on a domestic exchange or board of trade. Such investments may be made by the Fund solely for the purpose of hedging against changes in the value of its portfolio securities due to anticipated changes in interest rates and market conditions, and not for purposes of speculation. Further, such investments will be made only in unusual circumstances, such as when the Adviser anticipates an extreme change in interest rates or market conditions.

Municipal Bond Index Futures Contracts. A municipal bond index futures contract is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specific dollar amount multiplied by the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. No physical delivery of the underlying municipal bonds in the index is made. Municipal bond index futures contracts based on an index of 40 tax-exempt, long-term municipal bonds with an original issue size of at least $50 million and a rating of A- or higher by S&P or A or higher by Moody's began trading in mid-1985.

The purpose of the acquisition or sale of a municipal bond index futures contract by the Fund, as the holder of long-term municipal securities, is to protect the Fund from fluctuations in interest rates on tax-exempt securities without actually buying or selling long-term municipal securities.

Unlike the purchase or sale of a Municipal Bond, no consideration is paid or received by the Fund upon the purchase or sale of a futures contract. Initially, the Fund will be required to deposit with the broker an amount of cash or cash equivalents equal to approximately 10% of the contract amount (this amount is subject to change by the board of trade on which the contract is traded and members of such board of trade may charge a higher amount). This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract, assuming that all contractual obligations have been satisfied. Subsequent payments, known as variation margin, to and from the broker, will be made on a daily basis as the price of the index fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. At any time prior to the expiration of the contract, the Fund may elect to close the position by taking an opposite position, which will operate to terminate the Fund's existing position in the futures contract.

There are several risks in connection with the use of futures contracts as a hedging device. Successful use of futures contracts by the Fund is subject to the Adviser's ability to predict correctly movements in the direction of interest rates. Such predictions involve skills and techniques which may be different from those involved in the management of a long-term municipal bond portfolio. In addition, there can be no assurance that there will be a correlation between movements in the price of the municipal bond index and movements in the price of the Municipal Bonds which are the subject of the hedge. The degree of imperfection of correlation depends upon various circumstances, such as variations in speculative market demand for futures contracts and municipal securities, technical influences on futures trading, and differences between the municipal securities being hedged and the municipal securities underlying the futures contracts, in such respects as interest rate levels, maturities and creditworthiness of issuers. A decision of whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates.

Although the Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, there is no assurance that a liquid market will exist for the contracts at any particular time. Most domestic futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and, therefore, does not limit potential losses because the limit may prevent the liquidation of unfavorable positions. It is possible that futures contract prices could move to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses. In such event, it will not be possible to close a futures position and, in the event of adverse price movements, the Fund would be required to make daily cash payments of variation margin. In such circumstances, an increase in the value of the portion of the portfolio being hedged, if any, may partially or completely offset losses on the futures contract. As described above, however, there is no guarantee that the price of Municipal Bonds will, in fact, correlate with the price movements in the municipal bond index futures contract and thus provide an offset to losses on a futures contract.

If the Fund has hedged against the possibility of an increase in interest rates adversely affecting the value of the Municipal Bonds held in its portfolio and rates decrease instead, the Fund will lose part or all of the benefit of the increased value of the Municipal Bonds it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may, but will not necessarily, be at increased prices which reflect the decline in interest rates. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

When the Fund purchases municipal bond index futures contracts, an amount of cash and U.S. government securities or other high grade debt securities equal to the market value of the futures contracts will be deposited in a segregated account with the Fund's custodian (and/or such other persons as appropriate) to collateralize the positions and thereby insure that the use of such futures contracts is not leveraged. In addition, the ability of the Fund to trade in municipal bond index futures contracts and options on interest rate futures contracts may be materially limited by the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), applicable to a regulated investment company. See "Taxes."

Options on Financial Futures Contracts. The Fund may purchase put and call options on futures contracts which are traded on a domestic exchange or board of trade as a hedge against changes in interest rates, and may enter into closing transactions with respect to such options to terminate existing positions. The Fund will sell put and call options on interest rate futures contracts only as part of closing sale transactions to terminate its options positions. There is no guarantee that such closing transactions can be effected.

Options on futures contracts, as contrasted with the direct investment in such contracts, gives the purchaser the right, in return for the premium paid, to assume a position in futures contracts at a specified exercise price at any time prior to the expiration date of the options. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures contract margin account, which represents the amount by which the market price of the futures contract exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract. The potential loss related to the purchase of an option on interest rate futures contracts is limited to the premium paid for the option (plus transaction costs). Because the value of the option is fixed at the point of sale, there are no daily cash payments to reflect changes in the value of the underlying contract; however, the value of the option does change daily and that change would be reflected in the net asset value of the Fund.

There are several risks relating to options on futures contracts. The ability to establish and close out positions on such options will be subject to the existence of a liquid market. In addition, the Fund's purchase of put or call options will be based upon predictions as to anticipated interest rate trends by the Adviser, which could prove to be inaccurate. Even if the Adviser's expectations are correct there may be an imperfect correlation between the change in the value of the options and of the Fund's portfolio securities.

Investment Restrictions

The Fund has adopted the following investment restrictions for the protection of shareholders. Restrictions 1 through 6 below may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund, defined as the lesser of
(a) 67% of the Fund's shares present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy or (b) more than 50% of the Fund's outstanding shares. The remaining restrictions may be changed by the Fund's Board of Directors at any time.

The Fund may not:

1.	Issue "senior securities" as defined in the 1940 Act and
the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2.	Invest more than 25% of its total assets in securities,
the issuers of which are in the same industry. For purposes of this limitation, U.S. government securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. 	Borrow money, except that (a) the Fund may borrow from
banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and
(b) the Fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the Fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transactions.

4.  	Make loans.  This restriction does not apply to: (a)
the purchase of debt obligations in which the Fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

5.	Engage in the business of underwriting securities issued
by other persons, except to the extent that the Fund may technically be deemed to be an underwriter under the Securities
Act of 1933, as amended, in disposing of portfolio securities.

6.	Purchase or sell real estate, real estate mortgages,
commodities or commodity contracts, but this restriction shall not prevent the Fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the Funds' investment objective and policies); or
(d) investing in real estate investment trust securities.

7. 	Purchase any securities on margin (except for such
short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or sell any securities short (except "against the box"). For purposes of this restriction, the deposit or payment by the Fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

8.	Purchase or otherwise acquire any security if, as a
result, more than 15% of its net assets would be invested in securities that are illiquid.

9.	Purchase or sell oil and gas interests.

10.	Invest more than 5% of the value of its total assets in
the securities of issuers having a record, including predecessors, of less than three years of continuous operation, except U.S. government securities. For purposes of this restriction, issuers include predecessors, sponsors, controlling persons, general partners, guarantors and originators of underlying assets.

11.	Invest in companies for the purpose of exercising
control.

12.	Engage in the purchase or sale of put, call, straddle or
spread options or in the writing of such options, except that the Fund may purchase and sell options on interest rate futures contracts.

Certain restrictions listed above permit the Fund to engage in investment practices that the Fund does not currently pursue. The Fund has no present intention of altering its current investment practices as otherwise described in the Prospectus and this SAI and any future change in those practices would require Board approval and appropriate notice to shareholders. If a percentage restriction is complied with at the time of an investment, a later increase or decrease in the percentage of assets resulting from a change in the values of portfolio securities or in the amount of the Fund's assets will not constitute a violation of such restriction. In order to permit the sale of the Fund's shares in certain states, the Fund may make commitments more restrictive than the restrictions described above. Should the Fund determine that any such commitment is no longer in the best interests of the Fund and its shareholders, it will revoke the commitment by terminating sales of its shares in the state involved.

Portfolio Transactions

Newly issued securities normally are purchased directly from the issuer or from an underwriter acting as principal. Other purchases and sales usually are placed with those dealers from which it appears the best price or execution will be obtained; those dealers may be acting as either agents or principals. The purchase price paid by the Fund to underwriters of newly issued securities usually includes a concession paid by the issuer to the underwriter, and purchases of after-market securities from dealers normally are executed at a price between the bid and asked prices. The Fund paid no brokerage commissions for the 1996, 1997 and 1998 fiscal years.

Allocation of transactions, including their frequency, to various dealers is determined by the Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary considerations are availability of the desired security and the prompt execution of orders in an effective manner at the most favorable prices. Subject to these considerations, dealers that provide supplemental investment research and statistical or other services to the Adviser may receive orders for portfolio transactions by the Fund. Information so received enables the Adviser to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful to the Adviser in serving both the Fund and other clients, and, conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser in carrying out its obligations to the Fund.

The Fund will not purchase Municipal Bonds during the existence of any underwriting or selling group relating thereto of which Smith Barney is a member, except to the extent permitted by the SEC. Under certain circumstances, the Fund may be at a disadvantage because of this limitation in comparison with other investment companies which have a similar investment objective but which are not subject to such limitation.

While investment decisions for the Fund are made independently from those of the other accounts managed by the Adviser, investments of the type the Fund may make also may be made by those other accounts. When the Fund and one or more other accounts managed by the Adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund.

Portfolio Turnover

The Fund's portfolio turnover rate (the lesser of purchases or sales of portfolio securities during the year, excluding purchases or sales of short-term securities, divided by the monthly average value of portfolio securities) generally is not expected to exceed 100%, but the portfolio turnover rate will not be a limiting factor whenever the Fund deems it desirable to sell or purchase securities. Securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another security of comparable quality may be purchased at approximately the same time in order to take advantage of what the Fund believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for or supply of various types of tax-exempt securities. For the 1996, 1997 and 1998 fiscal years, the Fund's portfolio turnover rate was 44%, 60% and 43%, respectively.


MUNICIPAL BONDS

General Information

Municipal Bonds generally are understood to include debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities, refunding of outstanding obligations, payment of general operating expenses and extensions of loans to public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately operated facilities are included within the term Municipal Bonds if the interest paid thereon qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for Federal income tax purposes in the opinion of bond counsel to the issuer.

The yield on Municipal Bonds is dependent upon a variety of factors, including general economic and monetary conditions, general money market conditions, general conditions of the Municipal Bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation offered and the rating of the issue.

Municipal Bonds also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their Municipal Bonds may be materially affected.

When-Issued Securities

The Fund may purchase Municipal Bonds on a "when-issued" basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the Municipal Bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although the Fund will purchase Municipal Bonds on a when-issued basis only with the intention of actually acquiring the securities, the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

Municipal Bonds are subject to changes in value based upon the public's perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, Municipal Bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing Municipal Bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. To account for this risk, a separate account of the Fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the Fund's custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the Fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the Fund's net assets. That is, to the extent the Fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net assets than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the Fund will meet obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the Fund's payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from Federal income taxes or California state personal income tax.

When the Fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Special Considerations Relating to California Municipal Securities

Risk Factors. Beginning in the 1990-91 fiscal year, the State has faced the worst economic, fiscal and budget conditions since the 1930s. Construction, manufacturing (especially aerospace), and financial services, among others, were severely affected. Job losses were the worst of any post-war recession and have been estimated to exceed 800,000.

The recession has seriously affected State tax revenues. It also caused increased expenditures for health and welfare programs. The State has also faced a structural imbalance in its budget with the largest programs supported by the General Fund--K-12 schools and community colleges, health, welfare and corrections-growing at rates higher than the growth rates for the principal revenue sources of the General Fund. (The General Fund, the State's main operating fund, consists of revenues which are not required to be credited to any other fund.) The State experienced recurring budget deficits. The State Controller reported that expenditures exceeded revenues for four of the last six fiscal years ending with 1992-93, and were essentially equal in 1993-94. According to the Department of Finance, the State suffered a continuing budget deficit of approximately $2.8 billion in the Special Fund for Economic Uncertainties. (Special Funds account for revenues obtained from specific revenue sources, and which are legally restricted to expenditures for specific purposes.) The 1993-94 Budget Act incorporated a Deficit Reduction Plan to repay this deficit over two years. The original budget for 1993-94 reflected revenues which exceeded expenditures by approximately $2.8 billion. As a result of continuing recession, the excess of revenues over expenditures for the 1993-94 fiscal year was less than $300 million. The accumulated budget deficit at June 30, 1994 was not able to be retired by June 30, 1995 as planned. When the economy failed to recover sufficiently in 1993-94, a second two-year plan was implemented in 1994-95.
The accumulated budget deficits over the past several years, together with expenditures for school funding which have not been reflected in the budget, and the reduction of available internal borrowable funds, have combined to significantly depleted the State's cash resources to pay its ongoing expenses. In order to meet its cash needs, the State has had to rely for several years on a series of external borrowings, including borrowings past the end of a fiscal year. At the end of its 1995-96 fiscal year, however, the State did not borrow moneys into "1995-96 Budget" the subsequent fiscal year. For a discussion of the 1995-96 State Budget, 1996-97 State Budget, the 1997-98 State Budget and the Proposed 1998-99 State Budget, see below.

Many California counties continue to be under severe fiscal stress. Such stress has impacted smaller, rural counties and larger urban counties such as Los Angeles, and Orange County, which declared bankruptcy in 1994. Orange County has implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy. However, California has experienced recent economic expansion, with growth in employment and in early 1998 the state recorded its lowest employment rate since 1990. There can be no assurance this growth trend will continue.


1995-96 Budget.   The state began the 1995-96 Fiscal Year with
strengthening revenues based on an improving economy and the smallest nominal "budget gap" to be closed in many years.

The 1995-96 Budget Act, signed by the Governor on August 3,
1995, projected General Fund revenues and transfers of $44.1 billion, about $2.2 billion higher than projected revenues in 1994-95. The Budget Act projected Special Fund revenues of $12.7 billion, an increase from $12.1 billion projected in 1994-95.

The Department of Finance released updated projections for the 1995-96 fiscal year in May, 1996, estimating that revenues and transfers to be $46.1 billion, approximately $2 billion over the original fiscal year estimate. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and, among other things, failure of the federal government to budget new aid for illegal immigrant costs which had been counted on to allow reductions in costs.

The principal features of the Budget Act were the following:

1.	Proposition 98 funding for schools and community colleges
will increase by about $1 billion (General Fund) and $1.2 billion total above revised 1994-95 levels. Because of higher than projected revenues in 1994-95, an additional $543 million is appropriated to the 1994-95 Proposition 98 entitlement. A significant component of this amount is a block grant of about $54 per pupil for any one-time purpose. Per-pupil expenditures are projected to increase by another $126 in 1995-96 to $4,435. A full 2.7% cost of living allowance is funded for the first time in several years. The budget compromise anticipated a settlement of the CTA v. Gould litigation.

2.	Cuts in health and welfare costs totaling about $900
million, some of which would require federal legislative approval.

3.	A 3.5% increase in funding for the University of California
($90 million General Fund) and the California State University system ($24 million General Fund), with no increases in student fees.

4.	The updated Budget assumes receipt of $494 million in new
federal aid for costs of illegal immigrants, in excess of federal government commitments.

5.	General Fund support for the Department of Corrections is
increased by about 8 percent over 1994-95, reflecting estimates of increased prison population. This amount is less than was proposed in the 1995 Governor's Budget.

1996-97 Budget.   The 1996-97 Budget Act was signed by the
Governor on July 15, 1996, and projected General Fund revenues and transfers of approximately $47.64 billion and General Fund expenditures of approximately $47.25 billion. The Governor vetoed about $82 million of appropriations (both General Fund and Special
Fund) and the State has implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes that matured on or before June 30, 1997. The 1996-97 Budget Act appropriated a budget reserve in the Special Fund for Economic Uncertainties of $305 million, as of June 30, 1997.

The Budget Act contained General Fund appropriations totaling
$47.251 billion, a 4.0 percent increase over the final estimated
1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.

The following were the principal features of the 1996-97 Budget
Act:

1.	Proposition 98 funding for schools and community college
districts increased by almost $1.6 billion (General Fund) and $1.65 billion total above revised 1995-96 level periods. Almost half of this money was budgeted to fund class-size reduction in kindergarten and grades 1-3.

2.	Proposed cuts in health and welfare totaling $660 million.
All of these cuts require federal law changes (including welfare reform), federal waivers, or federal budget appropriations in order to be achieved. The 1996-97 Budget Act assumes approval/action by October, 1996, with the savings to be achieved beginning in November, 1996. The 1996-97 Budget Act was based on continuation of previously approved assistance levels for Aid to Families with Dependent Children and other health and welfare programs, which had been reduced in prior years, including suspension of State authorized cost of living increases.

3.	A 4.9 percent increase in funding for the University of
California ($130 million General Fund) and the California State University system ($101 million General Fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.

4.	General Fund support for the Department of Corrections was
increase by about 7 percent over the prior year, reflecting estimates of increase prison population.

5.	With respect to aid to local governments, the principal new
programs included in the 1996-97 Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.

The 1996-97 Budget Act did not contain any tax increases. As noted, there was a reduction in corporate taxes. In addition, the Legislature approved another one-year suspension of the Renters
Tax Credit, saving $520 million in expenditures.

1997-98 Budget. On January 9, 1997, the Governor announced his proposed 1997-98 State budget detailing plans to cut welfare, increase education spending and provide certain tax cuts to businesses and banks. The total spending plan in the amount of approximately $66.6 billion represents an increase of approximately 4% from the 1996-97 State Budget, with an increase in the State's General Fund to approximately $50.3 billion. The Governor announced a proposal to restructure the State's welfare system, placing strict time limits on the provision of assistance and introducing penalties, and included a plan to increase spending for elementary and secondary schools.

On August 11, 1997, the State Legislature approved a 1997-98
State Budget of approximately $68 billion, which included approximately $32 billion for public schools, an increase of approximately $4 billion over the prior year. The Budget also included approximately $100 million for local law enforcement and approximately $75 million in spending to subsidize hospitals that care for large numbers of uninsured patients, as well as approximately $40 million for legal immigrants and an increase of approximately $223 million in welfare spending, including job training. The education portion of the State Budget approved by the Legislature for 1997-98 included approximately $850 million to expand the class-size reduction program and full statutory funding of the Revenue Limit COLA comprising a 2.65% COLA, consistent with the May Revision. Revenue Limit Equalization is as funded in the amount of approximately $261 million for the school district revenue limit equalization for 1996-97.

The final State Budget was signed by the Governor on August 18, 1997 after using his line-item veto authority to veto, with reservation until an acceptable school testing bill is passed, a significant amount of education funding from the State Budget approved by the Legislature. Vetoes, which would be restored if a testing bill acceptable to the Governor is passed, include approximately $955,000 in Department of Education spending, and approximately $900 million in local assistance. Vetoes not relating to the testing issue, but which need legislation in order to restore the vetoed funds, included more than $20 million in Department of Education spending. The final State Budget also provided approximately $377 million for child care programs administered by the Department of Education and the Department of Social Services, approximately $160 million for welfare-to-work programs, approximately $25 million in adult education funding and approximately $50 million to California community colleges, approximately $100 million to cities and counties to enhance local law enforcement, approximately $55 million in federal funds to local government for the construction of detention facilities and approximately $1.2 billion in deferred general fund contributions to the Public Employees Retirement System. The Final State Budget did not include the Governor's proposed 10% tax cut for banks and corporations.

Proposed 1998-99 Budget. In 1997, California experienced employment growth exceeding 3 percent-approximately 400,000 new jobs-and income rose by more than 7 percent. The State's unemployment rate fell during 1997 to a low of 5.8 percent in November. In fiscal year, 1996-97, the State's General Fund collections grew by over 6 percent to reach $49.2 billion, and revenue for the 1997-98 and 1998-99 fiscal years is expected to reach $52.9 billion and $55.4 billion, respectively. This represents an annual growth of $3.7 billion (7.5 percent) for the 1997-98 fiscal year and $2.5 billion (4.7 percent) for 1998-99 fiscal year.

The 1998-99 Governor's Budget provides $50 million in General
Fund and $200 million in a proposed bond issue to capitalize the infrastructure and Development Bank, which will provide capital to local governments to help businesses locate and expand in California, and $3 million for the small business loan guarantee program. The Budget also includes an Early Childhood Development Initiative, which is designed to improve the health and development of children from birth to age three and provides additional funds for anti-gang programs and for the apprehension of sexual predators. The Budget proposes an approximately $7 billion investment plan to maintain and build the State's system of schools, water supply, prisons, natural resources, and other infrastructure.

In addition, the Budget includes approximately $40 billion to be devoted to California's 999 school districts and 58 county offices of education, resulting on estimated total per-pupil expenditures from all sources of $6,620 in fiscal year 1997-98 and $6,749 in 1998-99. Projected state revenues will contribute to a 7 percent increase in Proposition 98 General Fund support for K-12 education in 1998-99. This level of resources results in K-12 Proposition 98 per-pupil expenditures of $5,636 in 1998-99, up from $5,114 in 1996-97 and $5,414 in 1997-98. In addition, approximately $350 million has been allocated to lengthen the school year to 180 days while maintaining sufficient funds for staff development days. The State Budget includes a 2.22% COLA for revenue limit, special education, and child development in an amount of $657.4 million which includes school district and county office of education apportionments ($470.6 million), summer school ($4.0 million), special education ($57.8 million), child development ($14.6 million), class size reduction ($33.6 million), and categorical program COLA and growth ($73.7 million); enrollment growth funding of $564.5 million; class size reduction funding in the amount of $547 billion for all pupils in grades K-3 at $818 per pupil; and approximately $2 billion in state bonds for the 1998 election and $2.0 billion for each two years thereafter in 2000, 2002, and 2004, and an additional $135 million for deferred maintenance to be matched locally.

Future Budgets. It cannot be predicted what actions will be taken in the future by the State Legislature and the Governor to deal with changing State revenues and expenditures. The State budget will be affected by national and state economic conditions and other factors.

THE FOREGOING DISCUSSION IS BASED ON OFFICIAL STATEMENTS AND
OTHER INFORMATION PROVIDED BY THE STATE OF CALIFORNIA. THE STATE INDICATED THAT ITS DISCUSSION OF THE BUDGETARY INFORMATION IS BASED ON ESTIMATES AND PROJECTIONS OF REVENUES AND EXPENDITURES FOR THE CURRENT FISCAL YEAR AND MUST NOT BE CONSTRUED AS STATEMENTS OF FACT; THAT THE ESTIMATES AND PROJECTIONS ARE BASED UPON VARIOUS ASSUMPTIONS WHICH MAY BE AFFECTED BY NUMEROUS FACTORS, INCLUDING FUTURE ECONOMIC CONDITIONS IN THE STATE AND THE NATION, AND THAT THERE CAN BE NO ASSURANCE THAT THE ESTIMATES WILL BE ACHIEVED.

Voter Initiative. "Proposition 218" or the "Right to Vote on
Taxes Act" (the "Proposition") was approved by the California electorate at the November, 1996 general election. Officially titled "Voter Approval for Local Government Taxes, Limitation on Fees, Assessments and Charges Initiative Constitutional Amendment, " the Act was approved by a majority of the voters voting at the election and adds Articles XIIIC and XIIID to the California Constitution.

The Proposition, among other things, requires local governments to follow certain procedures in imposing or increasing any fee or charge as defined. "Fee" or "charge" is defined to mean "any levy other than an ad valorem tax, a special tax or an assessment imposed by an agency upon a parcel or upon a person as an incident of property ownership, including user fees or charges for a property related service."

The procedure required by the Proposition to impose or increase any fee or charge include a public hearing upon the proposed fee or charge and the opportunity to present written protests by the owners of the parcels subject to the proposed fee or charge. If written protests against the proposed fee or charge are presented by a majority of owners of the identified parcels, the local government shall not impose the fee or charge.

The Proposition further provides as follows:

"Except for fees or charges for sewer, water, and refuse collection services, no property related fee or charge shall be imposed or increased unless and until such fee or charge is submitted and approved by a majority vote of the property owners of the property subject to the fee or charge or, at the option of the agency, by a two-thirds vote of the electorate residing in the affected area."

Additionally, the Proposition provides, with respect to standby charges, as follows:

"No fee or charge may be imposed for a service unless that service is actually used by, or immediately available to , the owner of the property in question. Fees or charges based on potential or future use of a service are not permitted. Standby charges, whether characterized as charges or assessments, shall be classified as assessments and shall not be imposed without compliance with Section 4 of this Article."

The Proposition provides that beginning July 1, 1997, all fees or charges shall comply with the Proposition's requirements.

The Proposition is silent with respect to future increases of pre-existing fees or charges which are pledged to payments of indebtedness or obligations previously incurred by the local government. Presumably, the Proposition cannot preempt outstanding contractual obligations protected by the contract impairment clause of the federal constitution. However, with respect to any given situation or case, litigation may be the method which will settle any question concerning the authority of a local government to increase fees or charges outside of the strictures of the Proposition in order to meet contractual obligations.

Proposition 218 also contains a new provision subjecting
"matters of reducing or repealing any local tax, assessments and charges" to the initiative power. This means that no city or local agency revenue source is safe from reduction or repeal pursuant to the initiative process.

Litigation concerning various elements of the Proposition may ultimately ensue clarifying legislation may be enacted.

Future Initiatives. Articles XIIIA, XIIIB, XIIIC and XIIID were each adopted as measures that qualified for the ballot pursuant to the State's initiative process. From time to time, other initiative measures could be adopted which could affect revenues of the State or public agencies within the State.

State Appropriations Limit.   The State is subject to an annual
appropriations limit imposed by Article XIIIB of the State Constitution (the "Appropriations Limit"), and is prohibited from spending "appropriations subject to limitation" in excess of the Appropriations Limit. Article XIIIB, originally adopted in 1979, was modified substantially by Propositions 98 and 111 in 1988 and 1990, respectively. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes", which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed the reasonable cost of providing the regulation, product or service. The Appropriations Limit is based on the limit for the prior year, adjusted annually for certain changes, and is tested over consecutive two-year periods. Any excess of the aggregate proceeds of taxes received over such two-year period above the combined Appropriation Limits for those two years is divided equally between transfers to K-14 districts and refunds to taxpayers.

Exempted from the Appropriations Limit are debt service costs of certain bonds, court or federally mandated costs, and, pursuant to Proposition 111, qualified capital outlay projects and appropriations or revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels. Some recent initiatives were structured to create new tax revenues dedicated to specific uses and expressly exempted from the Article XIIIB limits. The Appropriations Limit may also be exceeded in cases of emergency arising from civil disturbance or natural disaster declared by the Governor and approved by two-thirds of the Legislature. If not so declared and approved, the Appropriations Limit for the next three years must be reduced by the amount of the excess.

Article XIIIB, as amended by Proposition 98 on November 8,
1988, also establishes a minimum level of state funding for school and community college districts and requires that excess revenues up to a certain limit be transferred to schools and community college districts instead of returned to the taxpayers. Determination of the minimum level of funding is based on several tests set forth in Proposition 98. During fiscal year 1991-92 revenues were smaller than expected, thus reducing the payment owed to schools in 1991-92 under alternate "test" provisions. In response to the changing revenue situation, and to fully fund the Proposition 98 guarantee in the 1991-92 and 1992-93 fiscal years without exceeding it, the Legislature enacted legislation to reduce 1991-92 appropriations. The amount budgeted to schools but which exceeded the reduced appropriation was treated as a non-Proposition 98 short-term loan in 1991-92. As part of the 1992-93 Budget, $1.083 billion of the amount budgeted to K-14 schools was designated to "repay" the prior year loan, thereby reducing cash outlays in 1992-93 by that amount. To maintain per-average daily attendance ("ADA") funding, the 1992-93 Budget included loans of $732 million to K-12 schools and $241 million to community colleges, to be repaid from future Proposition 98 entitlements. The 1993-94 Budget also provided new loans of $609 million to K-12 schools and $178 million to community colleges to maintain ADA funding. These loans have been combined with the 1992-93 fiscal year loans into one loan of $1.760 billion, to be repaid from future years' Proposition 98 entitlements, and conditioned upon maintaining current funding levels per pupil at K-12 schools.

A Sacramento County Superior Court in California Teachers' Association, et al. v Gould, et al., ruled that the 1992-93 loans to K-12 schools and community colleges violate Proposition 98. As part of the negotiations leading to the 1995-96 Budget Act, an oral agreement was reached to settle this case. The parties reached a conditional final settlement of the case in April, 1996. The settlement required adoption of legislation satisfactory to the parties to implement its terms, which has occurred, and final approval by the court, which was pending in early July, 1996.

The settlement provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as expenditures above the current Proposition 98 base circulation. The schools' share of the repayment will count as appropriations that count toward satisfying the Propositions 98 guarantee, or from "below" the current base. Repayments are to be spread over the eight-year period beginning 1994-95 through 2002-03. Once the Director of Finance certifies that a settlement has occurred, approximately $377 million in appropriations from the 1995-96 fiscal year to schools will be disbursed.

Because of the complexities of Article XIIIB, the ambiguities and possible inconsistencies in its terms, the applicability of its exceptions and exemptions and the impossibility of predicting future appropriations, the Fund cannot predict the impact of this or related legislation on the bonds in the California Trust Portfolio. Other Constitutional amendments affecting state and local taxes and appropriations have been proposed from time to time. If any such initiatives are adopted, the State could be pressured to provide additional financial assistance to local governments or appropriate revenues as mandated by such initiatives. Propositions such as Proposition 98 and others that may be adopted in the future, may place increasing pressure on the State's budget over future years, potentially reducing resources available for other State programs, especially to the extent the
Article XIIIB spending limit would restrain the State's ability to fund such other programs by raising taxes.

State Indebtedness. As of September 1, 1997, the State had over $17.6 billion aggregate amount of its general obligation bonds outstanding. General obligation bond authorizations in an aggregate amount of approximately $8.26 billion remained unissued as of September l, 1997. As of September 1, 1997, the State Finance Committee had authorized the issuance of approximately $3.6 billion of general obligation commercial paper notes, but as of that date only $1.2 billion aggregate principal amount of which was issued and outstanding. The State also builds and acquires capital facilities through the use of lease purchase borrowing.
As of September 1, 1997, the State had approximately $6.1 billion of outstanding General Fund-supported Lease-Purchase Debt.

In addition to the general obligation bonds, State agencies and authorities had approximately $20.86 billion aggregate principal amount of revenue bonds and notes outstanding as of September 1, 1997. Revenue bonds represent both obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by such revenue bonds. Such enterprises and projects include transportation projects, various public works and exposition projects, education facilities (including the California State University and University of California systems), housing health facilities and pollution control facilities.

Litigation. The State is a party to numerous legal proceedings. In addition, the State is involved in certain other legal proceedings that, if decided against the State, might require the State to make significant future expenditures or impair future revenue sources. Examples of such cases include challenges to certain vehicle license fees and challenges to the State's use of Public Employee Retirement System funds to offset future State and local pension contributions. Other cases which could significantly impact revenue or expenditures involve challenges of payments of wages under the Fair Labor Standards Act, the method of determining gross insurance premiums involving health insurance, property tax challenges, challenges of transfer of moneys from State Treasury special fund accounts to the State's General Fund pursuant to its Budget Acts for certain fiscal years. Because of the prospective nature of these proceedings, it is not presently possible to predict the outcome of such litigation or estimate the potential impact on the ability of the State to pay debt service on its obligation.

Ratings. During 1996, the ratings of California's general obligation bonds was upgraded by the following agencies. Recently Standard & Poor's Ratings Group upgraded its rating of such debt to A+; the same rating has been assigned to such debt by Fitch Investors Service. Moody's Investors Service has assigned such debt an A1 rating. Any explanation of the significance of such ratings may be obtained only from the rating agency furnishing such ratings. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely if, in the judgment of the particular rating agency, circumstances so warrant.

The Fund believes the information summarized above describes some of the more significant aspects relating to the California Trust. The sources of such information are Preliminary Official Statements and Official Statements relating to the State's general obligation bonds and the State's revenue anticipation notes, or obligations of other issuers located in the State of California, or other publicly available documents. Although the Fund has not independently verified this information, it has no reason to believe that such information is not correct in all material respects.

Additional Considerations. With respect to Municipal Securities issued by the State of California and its political sub-divisions, (i.e., California Municipal Obligations), the Fund cannot predict what legislation, if any, may be proposed in the California State Legislature as regards the California State personal income tax status of interest on such obligations, or which proposals, if any, might be enacted. Such proposals, if enacted, might materially adversely affect the availability of California Municipal Obligations for investment by the Fund and the value of the Fund's portfolio. In such an event, the Directors would reevaluate the Fund's investment objective and policies and consider changes in its structure or possible dissolution.


PURCHASE OF SHARES

Volume Discounts

The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any "purchaser," which is defined to include the following: (a) an individual; (b) an individual's spouse and his or her children purchasing shares for his or her own account; (c) a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account; (d) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Investment Advisers Act of 1940, as amended) purchasing shares of the Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts should contact a Smith Barney Financial Consultant.

Combined Right of Accumulation

Reduced sales charges, in accordance with the schedule in the Prospectus, apply to any purchase of Class A shares if the aggregate investment in Class A shares of the Fund and in Class A shares of other Smith Barney Mutual Funds that are offered with a sales charge, including the purchase being made, of any purchaser is $25,000 or more. The reduced sales charge is subject to confirmation of the shareholder's holdings through a check of appropriate records. The Fund reserves the right to terminate or amend the combined right of accumulation at any time after written notice to shareholders. For further information regarding the right of accumulation, shareholders should contact a Smith Barney Financial Consultant.

Determination of Public Offering Price

The Fund offers its shares to the public on a continuous basis. The public offering price for a Class A, Class L (effective June 12, 1998 the former Class C shares were renamed Class L shares) and Class Y share of the Fund is equal to the net asset value per share at the time of purchase, plus for Class A and Class L shares an initial sales charge based on the aggregate amount of the investment. The public offering price for a Class B share (and Class A share purchases, including applicable rights of accumulation, equaling or exceeding $500,000) is equal to the net asset value per share at the time of purchase and no sales charge is imposed at the time of purchase. A contingent deferred sales charge ("CDSC"), however, is imposed on certain redemptions of Class B and Class L shares, and Class A shares when purchased in amounts equaling or exceeding $500,000. The method of computation of the public offering price is shown in the Fund's financial statements, incorporated by reference in their entirety into this SAI.


REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange, Inc. ("NYSE") is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the Fund's investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the Fund's shareholders.

Distributions in Kind

If the Board of Directors of the Fund determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, the Fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the Fund's net assets by a distribution in kind of portfolio securities in lieu of cash. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the "Withdrawal Plan") is available to shareholders who own shares with a value of at least $10,000 and who wish to receive specific amounts of cash monthly or quarterly. Withdrawals of at least $50 may be made under the Withdrawal Plan by redeeming as many shares of the Fund as may be necessary to cover the stipulated withdrawal payment. Any applicable CDSC will not be waived on amounts withdrawn by shareholders that exceed 1.00% per month of the value of a shareholder's shares at the time the Withdrawal Plan commences. (With respect to Withdrawal Plans in effect prior to November 7, 1994, any applicable CDSC will be waived on amounts withdrawn that do not exceed 2.00% per month of the value of the shareholder's shares that are subject to a CDSC). To the extent withdrawals exceed dividends, distributions and appreciation of a shareholder's investment in the Fund, there will be a reduction in the value of the shareholder's investment, and continued withdrawal payments may reduce the shareholder's investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Fund at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Fund.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the Transfer Agent as agent for Withdrawal Plan members. For additional information, shareholders should contact a Smith Barney Financial Consultant or their Financial Consultant, the Introducing Broker or dealer in the selling group. A shareholder who purchases shares directly through the Transfer Agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the Transfer Agent no later than the eighth day of the month to be eligible for participation beginning with that month's withdrawal.


DISTRIBUTOR

Smith Barney serves as the Fund's distributor on a best efforts basis pursuant to a written agreement (the "Distribution Agreement"), which was approved by the Fund's Board of Directors. For the 1996, 1997 and 1998 fiscal years, Smith Barney received $704,000, $677,000 and $1,357,000, respectively, in sales charges for the sale of the Fund's Class A shares, and did not reallow any portion thereof to dealers. For the 1998 fiscal year, Smith Barney received $38,000 of CDSC on redemption of the Fund's Class A shares. For the 1996, 1997 and 1998 fiscal years, the Fund's distributor received $350,000, $241,000 and $263,000, respectively, representing CDSC on redemption of the Fund's Class B shares. For the 1996, 1997 and 1998 fiscal years, the Fund's distributor received $1,000, $5,000 and $5,000, respectively, representing CDSC on redemption of the Fund's Class L shares.

When payment is made by the investor before the settlement date, unless otherwise noted by the investor, the funds will be held as a free credit balance in the investor's brokerage account, and Smith Barney may benefit from the temporary use of the funds. The investor may designate another use for the funds prior to the settlement date, such as an investment in a money market fund (other than the Smith Barney Exchange Reserve Fund) of the Smith Barney Mutual Funds. If the investor instructs Smith Barney to invest in a Smith Barney money market fund, the amount of the investment will be included as part of the average daily net assets of both the Fund and the money market fund, and affiliates of Smith Barney that serve the funds in an investment advisory or administrative capacity will benefit from the fact they are receiving fees from both such investment companies for managing these assets, computed on the basis of their average daily net assets. The Fund's Board of Directors has been advised of the benefits to Smith Barney resulting from these settlement procedures and will take such benefits into consideration when reviewing the Advisory, Administration and Distribution Agreements for continuance.

For the calendar year ended December 31, 1997, Smith Barney incurred distribution expense totaling approximately $3,792,927 consisting of approximately $229,676 for Mutual Fund Marketing, $15,369 for printing of prospectuses, $1,275,677 for support services, $2,199,620 to Smith Barney Financial Consultants, and $72,585 in accruals for interest on the excess of Smith Barney expenses incurred in the distribution of the Fund's shares over the sum of the distribution fees and CDSC received by Smith Barney from the Fund.

Distribution Arrangements

To compensate Smith Barney for the services it provides and for the expense it bears under the Distribution Agreement, the Fund has adopted a services and distribution plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund pays Smith Barney a service fee, accrued daily and paid monthly, calculated at the annual rate of 0.15% of the value of the Fund's average daily net assets attributable to the Class A, Class B and Class L shares. In addition, the Fund pays Smith Barney a distribution fee with respect to the Class B and Class L shares primarily intended to compensate Smith Barney for its initial expense of paying its Financial Consultants a commission upon sales of those shares. The Class B distribution fee is calculated at the annual rate of 0.50% of the value of the Fund's average net assets attributable to the shares of the Class. The Class L distribution fee is calculated at the annual rate of 0.55% of the value of the Fund's average net assets attributable to the shares of the Class.

The following service and distribution fees were incurred during the fiscal years ended as indicated:

Distribution
Plan Fees

              2/28/98         2/28/97       2/29/96
Class A     $915,346        $857,927       $676,363
Class B     1,244,383       1,046,863       932,554
Class L     166,306            93,053        27,540

Under its terms, the Plan continues from year to year, provided such continuance is approved annually by vote of the Fund's Board of Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in the operation of the Plan or in the Distribution Agreement. The Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Plan also must be approved by the Directors and Independent Directors in the manner described above. The Plan may be terminated with respect to a Class at any time, without penalty, by vote of a majority of the Independent Directors or by vote of a majority of the outstanding voting securities of the Class (as defined in the 1940 Act). Pursuant to the Plan, Smith Barney will provide the Board of Directors periodic reports of the amounts expended under the Plan and the purpose for which such expenditures were made.


VALUATION OF SHARES

Each Class' net asset value per share is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class may differ. The following is a description of the procedures used by the Fund in valuing its assets.

The valuation of the Fund's assets is made by the Adviser after consultation with an independent pricing service (the "Service") approved by the Fund's Board of Directors. When, in the judgment of the Service, quoted bid prices for investments are readily available and representative of the bid side of the market, these investments are valued at the mean between the quoted bid and asked prices. Investments for which, in the judgment of the Service, there is no readily obtainable market quotation (which may constitute a majority of the portfolio securities) are carried at fair value as determined by the Service. For the most part, such investments are liquid and may be readily sold. The Service may employ electronic data processing techniques and/or a matrix system to determine valuations. The procedures of the Service are reviewed periodically by the officers of the Fund under the general supervision and responsibility of the Board of Directors, which may replace any such Service at any time if it determines it to be in the best interest of the Fund to do so.


EXCHANGE PRIVILEGE

Except as noted below, shareholders of certain Smith Barney
Mutual Funds may exchange all or part of their shares for shares of the same class of other Smith Barney Mutual Funds, to the extent such shares are offered for sale in the shareholder's state of residence, on the basis of relative net asset value per share at the time of exchange as follows:

A.	Class A and Class Y shareholders of the Fund who wish to
exchange all or a portion of their shares for shares of the respective Class in any of the funds of the Smith Barney Mutual
Fund Complex may do so without imposition of any charge.

B.	Class B shares of any fund may be exchanged without a
sales charge. Class B shares of the Fund exchanged for Class B shares of another fund will be subject to the higher applicable CDSC of the two funds. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

C.	Upon exchange, the new Class L shares will be deemed to
have been purchased on the same date as the Class L shares of the fund that have been exchanged.

Dealers other than Smith Barney must notify the Transfer Agent of the investor's prior ownership of Class A shares of Smith Barney High Income Fund and the account number in order to accomplish an exchange of shares of the Smith Barney High Income Fund under paragraph B above.

The exchange privilege enables shareholders to acquire shares of the same Class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Smith Barney Financial Consultant.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and, subject to any applicable CDSC, the proceeds immediately invested, at a price as described above, in shares of the fund being acquired. Smith Barney reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.


PERFORMANCE DATA

From time to time, the Fund may quote yield or total return of a Class in advertisements or in reports and other communications to shareholders. The Fund may include comparative performance information in advertising or marketing the Fund's shares. Such performance information may be included in the following financial publications: Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investors Daily, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal. To the extent any advertisement or sales literature of the Fund describes the expenses or performance of any Class, it will also disclose such information for the other Classes.

Average Annual Total Return

"Average annual total return" figures are computed according to a formula prescribed by the SEC. The formula can be expressed as follows:

				P(1 + T)n = ERV
	Where	P	=	a hypothetical initial payment of $1,000
		T	=	average annual total return
		n	=	number of years
		ERV	=	Ending Redeemable Value of a hypothetical
                        $1,000 investment made at the beginning
                        of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Class A's average annual total return was as follows for the periods indicated:

6.97% for the one-year period beginning on March 1, 1997
through February 28, 1998
6.75% per annum during the five-year period beginning on March
1, 1993 through February 28, 1998
8.01% per annum during the ten-year period beginning on March
1, 1988 through February 28, 1998

The average annual total return figures assume that the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's average annual total return for those same periods would have been 11.44%, 7.63% and 8.45%, respectively.

Class B's average annual total return was as follows for the periods indicated:

6.38% for the one-year period beginning on March 1, 1997
through February 28, 1998
6.91% per annum during the five-year period beginning March 1, 1993 through February 28, 1998
8.44% for the period from inception (November 6, 1992) through February 28, 1998

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class B's average annual total return for those same periods would have been 10.88%, 7.07% and 8.44%, respectively.

Class L's average annual total return was as follows for the periods indicated:

9.83% for the one-year period beginning on March 1, 1997
through February 28, 1998
12.21% for the period from inception (November 14, 1994)
through February 28, 1998

The average annual total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class L's average annual total return for those same periods would have been 10.83% and 12.21%, respectively.


Aggregate Total Return

"Aggregate total return" figures represent the cumulative change in the value of an investment in the Class for the specified period and are computed by the following formula:

ERV - P
  P

	Where:    P	=   a hypothetical initial payment of $10,000
              ERV	=   Ending Redeemable Value of a hypothetical
                      $10,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions.

Class A's aggregate total return was as follows for the periods indicated:

6.97% for the one-year period beginning on March 1, 1997
through February 28, 1998
38.64% for the five-year period beginning on March 1, 1993
through February 28, 1998
116.06% for the ten-year period beginning on March 1, 1988
through February 28, 1998

These aggregate total return figures assume the maximum 4.00% sales charge has been deducted from the investment at the time of purchase. If the maximum sales charge had not been deducted, Class A's aggregate total return for those same periods would have been 11.44%, 44.45% and 125.12%, respectively.

Class B's aggregate total return was as follows for the periods indicated:

6.38% for the one-year period beginning on March 1, 1997
through February 28, 1998
39.70% for the five-year period beginning on March 1, 1993
through February 28, 1998
53.74% for the period from inception (November 6, 1992) through February 28, 1998

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum applicable CDSC had not been deducted, Class B's aggregate total return for those same periods would have been 10.88%, 40.70% and 53.74%, respectively.

Class L's aggregate total return was as follows for the periods indicated:

9.83% for the one-year period beginning on February 29, 1997 through February 28, 1998
46.14% for the period from inception (November 14, 1994)
through February 28, 1998

These aggregate total return figures assume that the maximum applicable CDSC has been deducted from the investment at the time of redemption. If the maximum CDSC had not been deducted, Class L's aggregate total return for those same periods would have been 10.83% and 46.14%, respectively.

Performance will vary from time to time depending upon market conditions, the composition of the Fund's portfolio and operating expenses and the expenses exclusively attributable to the Class. Consequently, any given performance quotation should not be considered representative of the Class' performance for any specified period in the future. Because the performance will vary, it may not provide a basis for comparing an investment in the Class with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Class' performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

It is important to note that the total return figures set forth above are based on historical earnings and are not intended to indicate future performance. Each Class' net investment income changes in response to fluctuation in interest rates and the expenses of the Fund.


TAXES

The following is a summary of selected Federal income tax considerations that may affect the Fund and its shareholders. This summary is not intended as a substitute for individual tax advice and investors are urged to consult their own tax advisors as to the tax consequences of an investment in the Fund.

As described above and in the Prospectus, the Fund is designed to provide shareholders with current income which is excluded from gross income for Federal income tax purposes and exempt from California state personal income taxes. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in the Fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because such investors would not gain any additional tax benefit from the receipt of tax-exempt income.

The Fund has qualified and intends to continue to qualify each year as a "regulated investment company" under the Code. Provided that the Fund (a) qualifies as a regulated investment company and
(b) distributes at least 90% of its taxable net investment income and net realized short-term capital gains and 90% of its tax-exempt interest income (reduced by certain expenses), the Fund will not be liable for Federal and California state income or franchise taxes to the extent its taxable net investment income and its net realized short-and long-term capital gains, if any, are distributed to its shareholders.

Because the Fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry Fund shares is not deductible for Federal and California state income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share and if such share is held by the shareholder for six months or less, then for Federal and California state income tax purposes, any loss on the sale or exchange of such share, to the extent of such exempt-interest dividend, may be disallowed. In addition, the Code may require a shareholder, if he or she receives exempt-interest dividends, to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, that portion of any exempt-interest dividends paid by the Fund which represents income derived from private activity bonds held by the Fund may not retain its Federal tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds or a "related person" thereof. Similar rules are applicable for California state personal income tax purposes. Moreover (a) some or all of the Fund's dividends and distributions may be a specific tax preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes and (b) the receipt of the Fund's dividends and distributions may affect a corporate shareholder's Federal "environmental" tax liability if such tax is reinstated as proposed by President Clinton. In addition, the receipt of Fund dividends and distributions may affect a foreign corporate shareholder's Federal "branch profits" tax liability and the Federal and California state "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (a) substantial users with respect to a facility or related to such users within the meaning of the Code and (b) subject to a Federal alternative minimum tax, the Federal environmental tax, the Federal branch profits tax or the Federal and California state excess net passive income tax.

As described above and in the Fund's Prospectus, the Fund may invest in exchange-traded municipal bond index futures contracts and options on interest rates futures contracts. As a general rule, these investment activities will increase or decrease the amount of long-and short-term capital gains or losses realized by the Fund and, accordingly, will affect the amount of capital gains distributed to the Fund's shareholders. For Federal and California state income tax purposes, gain or loss on the futures contracts and options (collectively referred to herein as "section 1256 contracts") is taxed pursuant to a special "mark-to-market system." Under the mark-to-market system, these instruments are treated as if sold at the Fund's fiscal year end for their fair market value. As a result, the Fund will be recognizing gains or losses before they are actually realized. As a general rule, gain or loss on section 1256 contracts is treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss, and, accordingly, the mark-to-market system generally will affect the amount of capital gains or losses taxable to the Fund and the amount of distributions taxable to a shareholder. Moreover, if the Fund invests in both section 1256 contracts and offsetting positions in such contracts which together constitute a straddle, then the Fund may be required to defer certain realized losses. The Fund expects that its activities with respect to section 1256 contracts and offsetting positions in such contracts will not cause it to be treated as recognizing a materially greater amount of capital gains than actually realized and will permit it to use substantially all of the losses of the Fund for the fiscal years in which such losses actually occur.

Long term capital gains, if any, realized by the Fund will be distributed annually as described in the Prospectus. Such distributions ("capital gain dividends") will be taxable to shareholders as long-term capital gains, regardless of how long they have held Fund shares, and will be designated as capital gain dividends in a written notice mailed to shareholders after the close of the Fund's taxable year. If a shareholder receives a capital gain dividend with respect to any share and if the share has been held by the shareholder for six months or less, then any loss (to the extent not disallowed pursuant to the other six-month rule described above relating to exempt-interest dividends) on the sale or exchange of such share will be treated as a long-term capital loss to the extent of the capital gain dividend.

If a shareholder incurs a sales charge when acquiring shares of the Fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (i.e., exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. The portion of the original sales charge that does not increase the shareholder's tax basis in the original shares will be treated as incurred with respect to the second acquisition and, as a general rule, will increase the shareholder's tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Each shareholder will receive after the close of the calendar year an annual statement as to the Federal income tax and California state personal income tax status of his or her dividends and distributions from the Fund for the prior calendar year. Dividends attributable to California Municipal Securities and any other obligations which, when held by an individual, the interest therefrom would be exempt from taxation by California, will be exempt from California state personal income taxation ("California exempt-interest dividends"). Any dividends attributable to interest on municipal obligations that are not California Municipal Securities generally will be taxable as ordinary dividends for California state personal income tax purposes even if such dividends are excluded from gross income for Federal income tax purposes. These statements also will designate the amount of exempt-interest dividends that is a specific preference item for purposes of the Federal individual and corporate alternative minimum taxes. Each shareholder also will receive, if appropriate, written notice after the close of the Fund's taxable year as to the Federal income tax status of his or her dividends and distributions. Shareholders should consult their tax advisors as to any other state and local taxes that may apply to these dividends and distributions. The dollar amount of dividends excluded or exempt from Federal income taxation or California state personal income taxation and the dollar amount subject to Federal income taxation or California state personal income taxation, if any, will vary for each shareholder depending upon the size and duration of each shareholder's investment in the Fund.

Investors considering buying shares of the Fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the Fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

If a shareholder fails to furnish the Fund with a correct taxpayer identification number, fails to fully report dividend or interest income or fails to certify to the Fund that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a 31% backup withholding tax with respect to (a) any taxable dividends and distributions and (b) the proceeds of any redemption of Fund shares. An individual's taxpayer identification number is his or her social security number. The backup withholding tax is not an additional tax and may be credited against a shareholder's regular Federal income tax liability.

The foregoing is only a summary of certain tax considerations generally affecting the Fund and its shareholders, and is not intended as a substitute for careful tax planning. Further, it should be noted that, for California state tax purposes, the portion of any Fund dividends constituting California exempt-interest dividends is exempt from income for California state personal income tax purposes only. Dividends (including California exempt-interest dividends) paid to shareholders subject to California state franchise tax or California state corporate income tax may therefore be taxed as ordinary dividends to such shareholders, notwithstanding that all or a portion of such dividends is exempt from California state personal income tax. Potential shareholders in the Fund, including, in particular, corporate shareholders which may be subject to either California franchise tax or California corporate income tax, should consult their tax advisors with respect to (a) the application of such corporate and franchise taxes to the receipt of Fund dividends and as to their own California state tax situation in general, (b) the application of other state and local taxes to the receipt of Fund dividends and distributions and (c) their own specific tax situations.


ADDITIONAL INFORMATION

The Fund was incorporated on February 17, 1984 under the name Shearson California Municipals Inc. On December 15, 1988, November 19, 1992, July 30, 1993 and October 14, 1994, the Fund changed its name to SLH California Municipals Fund Inc., Shearson Lehman Brothers California Municipals Fund Inc., Smith Barney Shearson California Municipals Fund Inc. and Smith Barney California Municipals Fund Inc., respectively.

PNC, located at 17th and Chestnut Streets, Philadelphia, Pennsylvania 19103, serves as the custodian of the Fund. Under the custody agreement with the Fund, PNC holds the Fund's portfolio securities and keeps all necessary accounts and records. For its services, PNC receives a monthly fee based upon the month-end market value of securities held in custody and also receives certain securities transaction charges. The assets of the Fund are held under bank custodianship in compliance with the 1940 Act.

First Data, located at Exchange Place, Boston, Massachusetts 02109, serves as the Transfer Agent of the Fund. Under the transfer agency agreement, the Transfer Agent maintains the shareholder account records for the Fund, handles certain communications between shareholders and the Fund and distributes dividends and distributions payable by the Fund. For these services, the Transfer Agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Fund during the month, and is reimbursed for certain out-of-pocket expenses.


FINANCIAL STATEMENTS

The Fund's Annual Report for the fiscal year ended February 28,
1998 is incorporated herein by reference in its entirety.



APPENDIX A

Description of S&P and Moody's ratings:

S&P Ratings for Municipal Bonds

S&P's Municipal Bond ratings cover obligations of states and political subdivisions. Ratings are assigned to general obligation and revenue bonds. General obligation bonds are usually secured by all resources available to the municipality and the factors outlined in the rating definitions below are weighed in determining the rating. Because revenue bonds in general are payable from specifically pledged revenues, the essential element in the security for a revenue bond is the quantity and quality of the pledged revenues available to pay debt service.

Although an appraisal of most of the same factors that bear on the quality of general obligation bond credit is usually appropriate in the rating analysis of a revenue bond, other factors are important, including particularly the competitive position of the municipal enterprise under review and the basic security covenants. Although a rating reflects S&P's judgment as to the issuer's capacity for the timely payment of debt service, in certain instances it may also reflect a mechanism or procedure for an assured and prompt cure of a default, should one occur, i.e., an insurance program, Federal or state guarantee or the automatic withholding and use of state aid to pay the defaulted debt service.

The ratings are based, in varying degrees, on the following considerations:

I. Likelihood of default - capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation;
II. Nature of and provisions of the obligation; and
III. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

AAA - This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA - Bonds rated AA have a very strong capacity to pay interest and repay principal, and in the majority of instances they differ from AAA issues only in small degrees.

A - Bonds rated A have a strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher-rated categories.

BBB - Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to weakened capacity to pay interest and repay principal for bonds in this category than for bonds in the higher-rated categories.

BB - An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B - An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC - An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC - An obligation rated CC is currently highly vulnerable to nonpayment.

C - The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D - An obligation rated D is in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus(+) or minus(-) - The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

P - The letter P following a rating indicates the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the issuance of the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. Accordingly, the investor should exercise his own judgment with respect to such likelihood and risk.

L - The letter L indicates that the rating pertains to the principal amount of those bonds to the extent that the underlying deposit collateral is federally insured, and interest is adequately collateralized. In the case of certificates of deposit, the letter L indicates that the deposit, combined with other deposits being held in the same right and capacity, will be honored for principal and pre-default interest up to federal insurance limits within 30 days after closing of the insured institution or, in the event that the deposit is assumed by a successor insured institution, upon maturity.

	Conditional rating(s), indicated by "Con" are given to bonds for which the continuance of the security rating is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows and/or the security rating is conditional upon the issuance of insurance by the respective insurance company.

NR - Not rated.

S&P Ratings for Municipal Notes

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1, -2 or -3) by S&P to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus(+) designation. Notes rated SP-2 have a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes. Notes rated SP-3 have speculative capacity to pay principal and interest.

Commercial Paper Ratings

A-1 - This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 - Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

A-3 - Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B - Issues rated B are regarded as having only speculative capacity for timely payment.

C - This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D - Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the due date, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.


Moody's Ratings for Municipal Bonds

Aaa - Bonds which are Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge.'' Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa - Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A - Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa - Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba - Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B - Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa - Bonds that are rated Caa are of poor standing. These issues may be in default or present elements of danger may exist with respect to principal or interest.

Ca - Bonds that are rated Ca represent obligations that are speculative in a high degree. These issues are often in default or have other marked short-comings.

C - Bonds that are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Rating symbols may include numerical modifiers "1," "2", or "3". The numerical modifier "1" indicates that the security ranks at the high end, "2" in the mid-range, and "3" nearer the low end of the generic category. These modifiers of rating symbols "Aa", "A" and "Baa" are to give investors a more precise indication of relative debt quality in each of the historically defined categories.

Moody's Ratings for Municipal Notes

Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and for variable rate demand obligations are designated Variable Moody's Investment Grade ("VMIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG 1 or VMIG 1 are of the best quality, enjoying strong protection by established cash flows of funds for their servicing, superior liquidity support or from established and broad-based access to the market for refinancing or both. Loans bearing the designation MIG 2 or VMIG 2 are of high quality, with ample margins of protection although not as large as the preceding group. Loans bearing the designation MIG 3 or VMIG 3 are of favorable quality, with all security elements accounted for, but lacking the undeniable strength of the preceding grades. Liquidity and cash flow may be narrow and market access for refinancing is likely to be less well established.

Description of Moody's Prime-1 Commercial Paper Rating

The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (a) evaluation of the management of the issuer; (b) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (c) evaluation of the issuer's products in relation to competition and customer acceptance;
(d) liquidity; (e) amount and quality of long-term debt; (f) trend of earnings over a period of ten years; (g) financial strength of a parent company and the relationships which exist with the issuer; and (h) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations.



u:\legal\funds\camu\1998\secdocs\sai98.doc	38

u:\legal\funds\camu\1998\secdocs\sai98.doc	A-5


SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.

PART C

Item 24.	Financial Statements and Exhibits

(a)	Financial Statements

	Included in Part A:

Financial Highlights

	Included in Part B:

The Registrant's Annual Report for the fiscal year ended February
28, 1998 and the Report of Independent Accountants dated April 15, 1998 are incorporated by reference to the Definitive 30b2-1 filed on May 6, 1998 as Accession #0000091155-98-324.


	Included in Part C:

Consent of Independent Auditors is filed herein.

(b)	Exhibits

All references are to the Registrant's Registration Statement on Form N-1A as filed with the Securities and Exchange Commission on February 21, 1984. File Nos. 2-89548 and 811-3970 (the
"Registration Statement").

(1)(a)	Registrant's Articles of Incorporation dated February 16,
1984 are incorporated by reference to the Registration Statement.

    (b)	Articles of Amendment dated August 26, 1987, December
14, 1988, November 4, 1992 and July 30, 1993, respectively, to Articles of Incorporation are incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement ("Post-Effective Amendment No. 18").

    (c)	Articles of Amendment dated October 14, 1994 are
incorporated by reference to Post-Effective Amendment No. 21 to the Registration Statement ("Post-Effective Amendment No. 21").

    (d)	Form of Articles of Amendment to the Articles of
Incorporation are incorporated by reference to Post-Effective No.
21.

    (e)	Articles Supplementary dated November 2, 1992, to
Articles of Incorporation are incorporated by reference to Post-
Effective Amendment No. 18.

    (f)	Form of Articles Supplementary  to the Articles of
Incorporation are incorporated by reference to Post-Effective
Amendment No. 21.

    (g)	Amendment to Registrant's Articles of Incorporation
dated June 1, 1998 filed herein.


 (2)(a)	Registrant's By-Laws dated March 21, 1984 are
incorporated by reference to Pre-Effective Amendment No. 1 to the Registration Statement ("Pre-Effective Amendment No. 1").

    (b)	Amendments to Registrant's By-Laws dated March 21, 1987
are incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement ("Post-Effective Amendment No. 5").

    (c) 	Amendment to Registrant's By-Laws dated July 20, 1994
is incorporated to Post-Effective Amendment No. 22 to the Registration Statement ("Post-Effective Amendment No. 22").

(3)	Not Applicable.

(4)	Registrant's form of stock certificate is incorporated by
reference to Post-Effective Amendment No. 16 to the Registration
Statement filed on October 23, 1992 ("Post-Effective Amendment No.
16").

(5)(a)	Investment Advisory Agreement between the Registrant and
Greenwich Street Advisors dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

    (b)	Form of Transfer and Assumption of Investment Advisory
Agreement dated as of November 7, 1994 is incorporated by reference to Post-Effective Amendment No. 21.

    (c)	Amendment to Investment Advisory Agreement dated
November 17, 1995 is incorporated by reference to Post-Effective
Amendment No. 23.

(6)	Distribution Agreement between the Registrant and Smith
Barney Shearson Inc. dated July 30, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

(7)	Not Applicable.

(8)	Form of Custodian Agreement between the Registrant and PNC
Bank, National Association is incorporated by reference to Post-
Effective No. 22.

(9) (a)	Transfer Agency Agreement between the Registrant and
The Shareholders Services Group, Inc. dated August 2, 1993 is incorporated by reference to Post-Effective Amendment No. 18.

    (b)	Administration Agreement dated April 20, 1994 between
the Registrant and Smith, Barney Advisers, Inc. is incorporated by reference to Post-Effective Amendment No. 21.

(10)	Opinions of counsel as to the legality of securities are
incorporated by reference to Post-Effective Amendment No. 10 to the Registration Statement filed on June 28, 1989 ("Post-Effective
Amendment No. 10") and Post-Effective Amendment No. 16.

(11)(a)	Consent of Independent Accountants is filed herein.

    (b)	Consent of Morningstar Mutual Fund Values is
incorporated by reference to Post-Effective Amendment No. 16.

(12)	Not Applicable.

(13)	Not Applicable.

(14)	Not Applicable.

(15)	Amended Service and Distribution Plan pursuant to Rule 12b-1 between the Registrant and Smith Barney Inc. is incorporated by reference to Post-Effective Amendment No. 21.

(16)	Performance data is incorporated by reference to Post-
Effective Amendment No. 10.

17. 	Financial Data Schedule is filed herein.

18. 	Form of Registrant's Rule 18f-3(d) Multiple Class Plan is
filed herein.

Item 25.	Persons Controlled by or Under Common Control with
Registrant

	  None.

Item 26.	Number of Holders of Securities

           (1)                       (2)
      Title of Class            Number of Record Holders
                                by Class as of June 5, 1998

     Common Stock par             Class A - 7,734
     value $.001 per share        Class B - 4,600
                                  Class L* -  659
                                  Class Y -     0

* Effective June 12, 1998 the former Class C shares were renamed
Class L shares.


Item 27.	Indemnification

	The response to this item is incorporated by reference to Post-Effective Amendment No. 16.

Item 28(a).	Business and Other Connections of Investment Adviser

Investment Adviser - - Mutual Management Corp. (MMC)(formerly known as Smith Barney Mutual Funds Management Inc.

MMC was incorporated in December 1968 under the laws of the State of Delaware. MMC is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("Holdings") (formerly known as Smith Barney Holdings Inc.) which in turn is a wholly owned subsidiary of Travelers Group Inc. ("Travelers"). MMC is registered as an investment adviser under the Investment Advisers Act of 1940 (the "Advisers Act").


The list required by this Item 28 of officers and directors of MMC together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated by reference to Schedules A and D of FORM ADV filed by MMC pursuant to the Advisers Act (SEC File No. 801-8314).




Item 29.	Principal Underwriters

Smith Barney Inc. ("Smith Barney") currently acts as a distributor for Concert Investment Series; Consulting Group Capital Markets Funds; Global Horizons Investment Series
(Cayman Islands); Greenwich Street California Municipal Fund Inc.; Greenwich Street Municipal Fund Inc.; Greenwich
Street Series Fund; High Income Opportunity Fund Inc.;
The Italy Fund Inc.; Managed High Income Portfolio Inc.;
Managed Municipals Portfolio II Inc.; Managed Municipals Portfolio Inc.; Municipal High Income Fund Inc.; Puerto
Rico Daily Liquidity Fund Inc.; Smith Barney Adjustable
Rate Government Income Fund; Smith Barney Aggressive
Growth Fund Inc.; Smith Barney Appreciation Fund Inc.;
Smith Barney Arizona Municipals Fund Inc.; Smith Barney California Municipals Fund Inc.; Smith Barney Concert
Allocation Series Inc.; Smith Barney Equity Funds; Smith
Barney Fundamental Value Fund Inc.; Smith Barney Funds,
Inc.; Smith Barney Income Funds; Smith Barney Institutional
Cash Management Fund, Inc.; Smith Barney Intermediate
Municipal Fund, Inc.; Smith Barney Investment Funds Inc.;
Smith Barney Investment Trust; Smith Barney Managed
Governments Fund Inc.; Smith Barney Managed Municipals
Fund Inc.; Smith Barney Massachusetts Municipals Fund;
Smith Barney Money Funds, Inc.; Smith Barney Muni Funds;
Smith Barney Municipal Fund, Inc.; Smith Barney Municipal
Money Market Fund, Inc.; Smith Barney Natural Resources
Fund Inc.; Smith Barney New Jersey Municipals Fund Inc.;
Smith Barney Oregon Municipals Fund Inc.; Smith Barney Principal Return Fund; Smith Barney Small Cap Blend Fund, Inc.
Smith Barney Telecommunications Trust; Smith Barney
Variable Account Funds; Smith Barney World Funds,
Inc.; Smith Barney Worldwide Special Fund N.V.
(Netherlands Antilles); Travelers Series Fund Inc.; The
USA High Yield Fund N.V.; Worldwide Securities Limited (Bermuda); Zenix Income Fund Inc. and various series of unit investment trusts.

Smith Barney is a wholly owned subsidiary of Holdings. The information required by this Item 29 with respect to each director, officer and partner of Smith Barney is incorporated by reference to Schedule A of FORM BD filed by Smith Barney pursuant to the Securities Exchange Act of 1934 (SEC File No. 812-8510).

Item 30.	Location of Accountants and Records

(1)		Smith Barney California Municipals Fund Inc.
		388 Greenwich Street
		New York, New York 10013

(2)		Mutual Management Corp.
		388 Greenwich Street
		New York, New York 10013

(3)		PNC Bank, National Association
		17th and Chestnut Streets
		Philadelphia, Pennsylvania  19103

(4)		First Data Investor Services Group, Inc.
		One Exchange Place
		Boston, Massachusetts 02109


Item 31.	Management Services

		Not Applicable.

Item 32.	Undertakings

(a) Not applicable.

(b)	Not applicable.

(c)	Registrant undertakes to furnish each person to
whom a prospectus is delivered with a copy of Registrant's latest report to shareholders, upon request and without charge.

485(b) Certification

	The Registrant hereby certifies that it meets all the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act or 1933, as amended.

SIGNATURES



	Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 26th day of June, 1998.


SMITH BARNEY CALIFORNIA MUNICIPALS FUND INC.



By:/s/Heath B. McLendon
     Health B. McLendon
     Chairman of the Board,
     President and Chief Executive Officer

	Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and as of the dates indicated.

Signature                   Title                        Date

/s/Heath B. McLendon    Chairman of the Board,      June 26, 1998
Heath B. McLendon       President and Chief
                        Executive Officer

/s/Lewis E. Daidone     Senior Vice President and    June 26, 1998
Lewis E. Daidone        Treasurer, Chief Financial
                        and Accounting Officer


/s/Herbert Barg*         Director                    June 26, 1998
Herbert Barg


/s/Alfred J. Bianchetti*    Director                June 26, 1998
Alfred J. Bianchetti


/s/Martin Brody*           Director                June 26, 1998
Martin Brody


/s/Dwight B. Crane*       Director                 June 26, 1998
Dwight B. Crane


/s/Burt N. Dorsett*      Director                 June 26, 1998
Burt N. Dorsett


/s/Elliot S. Jaffe*      Director                 June 26, 1998
Elliot S. Jaffe


/s/Stephen E. Kaufman*   Director                  June 26, 1998
Stephen E. Kaufman


/s/Joseph J. McCann*     Director                 June 26, 1998
Joseph J. McCann


/s/Cornelius C. Rose, Jr.*   Director              June 26, 1998
Cornelius C. Rose, Jr.

* Signed by Heath B. McLendon, their duly authorized attorney-in-fact, pursuant to power of attorney dated June 26, 1997.


/s/Heath B. McLendon
Heath B. McLendon



EXHIBIT INDEX


Exhibit No.	Exhibit

(1)(g)	Amendment to Articles of Incorporation

(11)(a)	Consent of KPMG Peat Markwick LLP

(17)	Financial Data Schedule

(18)	Rule 18f-3(d) Multiple Class Plan

			cover page